                                                            SECURITY
                                                             FUNDS

                                                            SEMI-ANNUAL
                                                            REPORT


                                                            JUNE 30, 1998

                                                            * SECURITY INCOME
                                                              FUND

                                                              -CORPORATE BOND
                                                               SERIES

                                                              -U.S. GOVERNMENT
                                                               SERIES

                                                              -LIMITED MATURITY
                                                               BOND SERIES

                                                              -HIGH YIELD SERIES

                                                            * SECURITY MUNICIPAL
                                                              BOND FUND

                                                            * SECURITY CASH
                                                              FUND




[LOGO] SECURITY DISTRIBUTORS, INC.
       A MEMBER OF THE SECURITY BENEFIT
       GROUP OF COMPANIES

PRESIDENT'S LETTER
--------------------------------------------------------------------------------
August 15, 1998

SECURITY
FUNDS

TO OUR SHAREHOLDERS:
[PHOTO JOHN CLELAND]
The six months just completed have been rewarding for fixed income investors. The yield on the bellwether thirty-year U.S. Treasury Bond declined from an already-low 5.92% at the end of 1997 to a near-record level of 5.63% on June 30 of this year. Long-maturity Treasury bonds were the star performers, benefitting from the "flight-to-quality" effect of funds leaving the Pacific Rim area in search of safer investments. Investment grade corporate, high yield, and municipal bonds, however, generated favorable returns as well.

INFLATION EXPECTATIONS LOW

One of the primary factors affecting total return for fixed income investments is inflation expectations. The ongoing financial crisis in Pacific Rim countries has played a major role in keeping the inflation rate low in the U.S. so far this year. As many of these countries try to export their way out of their problems the cheap imports flooding U.S. markets keep prices on U.S.-manufactured goods from rising. If U.S. goods are to sell, they must remain price-competitive. Additionally, increased productivity on the part of U.S. manufacturers is helping to offset the potentially inflationary pressures of rising nominal wages.

We believe that the Federal Reserve Open Market Committee (FOMC) will continue to leave their short-term interest rate targets unchanged for the remainder of the year, depending on the severity of the Asian crisis. If conditions in Japan should worsen, the FOMC might cut short rates in order to sustain our own economic growth in the face of declining orders from foreign countries for U.S. goods and services. Even under our worst-case scenario for the next six months we would expect interest rates to remain near their current levels. If the FOMC elects to keep the rate on Federal Funds at the current 5.50% level, it will be difficult for long-maturity Treasury bond rates to decline much further. In the absence of inflationary pressures, however, today's real interest rates (the interest rate after inflation is subtracted) remain at historically high levels.

WELCOME TO OUR NEW SUBADVISOR
We are delighted to welcome Salomon Brothers Asset Management Inc. to our family of subadvisors for the Security Funds. The municipal bond staff, led by portfolio manager Marybeth Whyte, assumed management of our Municipal Bond Fund (formerly the Security Tax-Exempt Fund) at the beginning of May. For investors seeking income exempt from regular Federal income taxes this portfolio offers the opportunity for attractive taxable-equivalent returns from a well-diversified portfolio of investment grade municipal bonds.

In the pages that follow, our portfolio managers offer their views on the performance of their particular portfolios for the past six months and discuss their expectations for the remainder of 1998. As always, we appreciate your continuing investments in Security products. We invite your questions and comments at any time.

Sincerely,


/S/ JOHN CLELAND
------------------------
John Cleland, President
Security Funds

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
August 15, 1998

SECURITY FUNDS

SECURITY INCOME
FUND
CORPORATE BOND SERIES
[PHOTO OF STEVEN M. BOWSER]
Interest rates during the first half of the year traded in a fairly narrow range, with the bellwether thirty-year Treasury bond beginning the year at 5.92% and ending June at 5.63%. Within the time period, however, volatility reigned as rates rose and fell frequently depending on whether the news story of the moment related to Asian-induced economic weakness or to consumer-led strength in our economy. The Corporate Bond Series returned 3.58% for the six months, slightly underperforming the Lipper peer group average of 3.78%.1 The benchmark Lehman Brothers Corporate Bond Index rose 4.15% over the same time period.

MORTGAGE-BACKED SECURITIES HOLDINGS INCREASED
In the second quarter we increased the percentage of mortgage-backed securities in the portfolio to almost 20%. These bonds generally will lose less of their value in periods of rising interest rates than Treasury or corporate issues, because in periods of higher rates fewer homeowners are inclined to refinance their mortgages. As the risk of prepayment on the securities falls, their prices become more stable. The mortgage-backed pools we select for the portfolio generally have been outstanding for five years or more (so-called "seasoned collateral" pools), which also tends to lower their prepayment speeds.

CORPORATE SECTOR PERFORMANCE
Performance of the investment grade corporate bonds, which make up over half of the portfolio, was mixed. Industrial issues performed well because of the strength in the U.S. economy. Our U.S. West bonds added in this sector when the company tendered for the bonds at a premium over our cost as a part of reorganization of their corporate structure.

On the negative side, our gaming sector bonds issued by MGM Grand, Inc., and by Mirage Resorts, Inc., weakened because of the "Asian effect"part of their revenue, especially in their casino operations, comes from guests from Asian countries. The Asian crisis also forced spreads on Yankee bonds to widen. We felt this primarily in our banks with Asian exposure, including ABN AMRO Bank NV and Santander Financial Issuances, Ltd. A third, Banco Central Hispanoamerica, was also a negative as the emerging market countries felt the pain of the Asian situation. Overall, however, we believe all of these companies provide good long term potential for the portfolio.

THE HIGH YIELD HOLDINGS
The high yield corporate bonds, at 17% of portfolio assets, performed well in three of the six months, and were neutral in the remaining months. The additional yield provided by this sector makes it attractive for inclusion in the portfolio.

--------------------------------------------------------------------------------
                                       2

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
August 15, 1998

SECURITY FUNDS

LOOKING AHEAD
With interest rates on U.S. Treasury notes and bonds at historic low levels, we expect to look to other sectors such as corporate bonds and mortgage-backed securities for their additional incremental return. We continue to keep our average duration close to that of the benchmark index, refraining from making interest rate bets with our maturity structure at this time.


Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.


                              Corporate Bond Series
                                     6/30/98

                              Credit Quality Rating


                                   [ A GRAPH ]

                               AAA            29.2%
                               AA             11.7%
                               A              24.2%
                               BBB            15.9%
                               BB             17.0%
                               B               2.0%



                             Corporate Bond Series
                          Average Annual Total Return
                              as of June 30, 1998

  Class A Shares                 Class B Shares
  1 Year             5.67%       1 Year             5.04%
  5 Years            3.82%       Since Inception    2.36%
  10 Years           7.36%       (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
August 15, 1998

SECURITY FUNDS
[PHOTO OF STEVEN M. BOWSER]
U.S. GOVERNMENT SERIES
Interest rates during the first half of 1998 favored fixed income investments, with yields on the thirty-year Treasury bond declining from 5.92% on December 31, 1997, to 5.63% on June 30, 1998. The ride down wasn't a smooth one, however. Between those two dates the long bond yield rose as high as 6.07% in early February and again in late April, and fell to lows of 5.79% in mid-February and early April before moving down further in June.

Although this sort of volatility makes fixed income portfolios more of a challenge to manage, the U.S. Government Series weathered the changes quite well, generating a 4.03% return over the period and performing substantially better than the Lipper peer group average of 3.62%.1 The benchmark Lehman Brothers U.S. Government Bond Index returned 4.18% over the six months.

FOCUS ON FEDERAL AGENCIES HELPS RETURN
At June 30 about 38% of the portfolio's assets were held in Treasury notes and bonds, just over 33% in Federal agency issues, and almost 26% in GNMA mortgage-backed securities. The agency bonds bear slightly higher yields than straight Treasury debt, and are placed in the portfolio to add incremental income. Additionally, the agency securities in the portfolio have longer durations, and tend to appreciate more than shorter-maturity issues in periods of falling interest rates.

GNMA MORTGAGE-BACKED SECURITIES ACT AS BUFFERS
Like the Federal agencies, the GNMA mortgage-backed issues bear higher yields than Treasuries, but also serve as a buffer in the portfolio because they tend to drop less in value than Treasuries and agencies when interest rates rise. This "buffer effect" happens because in periods of rising interest rates fewer homeowners refinance their mortgages, and the risk of prepayments on the GNMA securities diminishes.

In periods when the economic outlook is uncertain and interest rate volatility is high, a mix of asset classes and characteristics helps keep the portfolio performance more steady. For this reason we use a combination of intermediate and long maturities, a broad range of coupon interest rates, and a variety of asset classes such as agencies and mortgage-backed securities in the portfolio. Our goal is to minimize wide swings in net asset value from day to day.


--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
AUGUST 15, 1998

SECURITY
FUNDS


PLANS FOR THE COMING MONTHS
With interest rates on U.S. Treasury securities near historic lows, we will in all likelihood increase the percentage of Federal agency debentures in order to take advantage of their higher yields. We also plan to keep the portfolio's average duration in line with that of the benchmark index, preferring to avoid making bets on interest rate movements in uncertain times.


Steven M. Bowser
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Fee waivers reduced expenses of the Fund and in the absence of such waiver the performance quoted would be reduced.

Although the securities purchased by the U.S. Government Series are guaranteed as to the timely payment of principal and interest by the U.S. Government, its agencies or instrumentalities, the shares of the series itself are not so guaranteed.

                             U.S. Government Series
                                     6/30/98

                               Sectors Represented


                                  [ A GRAPH ]


                            Treasuries           39.5%
                            Agencies             34.0%
                            Mortgage Backed      26.5%




                             U.S. Government Series
                           Average Annual Total Return
                               as of June 30, 1998

  Class A Shares                 Class B Shares
  1 Year              5.67%      1 Year             4.29%
  5 Years             5.14%      Since Inception    3.77%
  10 Years            7.63%      (10-19-93)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
August 15, 1998

SECURITY FUNDS
[PHOTO of STEVEN M. BOWSER]
Steven M. Bowser
Portfolio Manager

LIMITED MATURITY
BOND SERIES
Yields on intermediate maturity fixed income securities fell and prices rose during the first half of the year as market participants came to realize that inflation was likely to remain low, influenced by a continuing slide in commodities prices and weakened conditions in Asian countries. The five-year Treasury note, at 5.71% on December 31, 1997, declined to 5.46% at June 30. The companion ten-year note dropped from 5.74% to 5.44% over the same period.

The Limited Maturity Bond Series performed fairly close to its Lipper peer group average, returning 3.45% in the first half of the year compared with the peers' 3.61%.(1) The benchmark Lehman Brothers Intermediate Corporate Bond Index rose 3.71% in the six months.

COMPOSITION OF THE PORTFOLIO
At June 30 investment grade corporate issues made up the largest part of the portfolio at 56.5%. High yield corporates added another 22.3%. Along with high yields, mortgage-backed securities have a slightly heavier weighting at 17.6% in the Limited Maturity Bond Series than in our other fixed income portfolios because of their generally shorter durations and maturities. The average duration of the assets was 4.31 years, longer than the benchmark index duration of 4.12 years.

DIVERGING SECTOR PERFORMANCE
Our holdings of bonds issued by MGM Grand, Inc. and Mirage Resorts, Inc., weakened in the first half because of the "Asian effect"part of their revenues, especially in their casino operations, come from guests from Asian countries, and this inflow has slowed along with Asian economies. Despite lower revenues, we believe the underlying credits remain strong and that the situation will be temporary.

A second underperforming area was real estate investment trusts (REITs). Our Equity Office Properties limited partnership bonds and B.F. Saul securities lost ground because of an increased supply of new REIT issues. Again, this is a condition we believe to be temporary.

Conversely, airline issues have performed especially well as low oil prices keep fuel costs down. Our Southwest Airlines Company and United Air Lines securities have made strong contributions to total return in the past six months. Because the entire energy sector has been depressed by low oil prices, we are beginning to see some attractive buys within that sector and may begin purchasing there in the coming months.

MORTGAGE BACKED SECURITIES HELP IN WEAK MARKETS

The large weighting in mortgage-backed bonds--17.6% at June 30--in the portfolio is helpful in periods when interest rates move up. As interest rates rise, homeowners are less likely to refinance their mortgages, thus slowing the prepayments on mortgage-backed securities. Investors' reduced fear of prepayments helps the bonds hold their value better in such economic circumstances.

--------------------------------------------------------------------------------
                                       6

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
August 15, 1998


SECURITY
FUNDS


High yield bonds can also help reduce volatility. In periods of steady interest rates, the additional coupon interest is a benefit to total return. At June 30 high yield holdings made up slightly over 22% of the total portfolio assets.

PLANS FOR THE SECOND HALF
We may elect to extend the average duration of the portfolio slightly to stay in line with other funds in our peer group. We believe that interest rates will remain in a narrow range for the next few months, so we will keep our emphasis on high grade corporate, mortgage-backed and high yield issues.

Steven M. Bowser
Portfolio Manager


(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charge. The Investment Manager waived its advisory fee for the six month period ended June 30, 1998 and in the absence of such waiver the performance quoted would be reduced.

                             Limited Maturity Series
                                     6/30/98

                              Credit Quality Rating


                                  [ A GRAPH ]

                                AAA       23.9%
                                AA        11.3%
                                A         27.3%
                                BBB       12.5%
                                BB        21.8%
                                B          3.2%






                          Limited Maturity Bond Series
                           Average Annual Total Return
                               as of June 30, 1998

  Class A Shares                 Class B Shares
  1 Year              4.09%      1 Year             3.21%
  Since Inception     6.40%      Since Inception    6.11%
  (1-17-95)                      (1-17-95)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
August 15, 1998

SECURITY
FUNDS

   [PHOTO]                   [PHOTO]
David Eshnaur            Thomas A. Swank
Portfolio Manager       Portfolio Manager



HIGH YIELD SERIES
High yield bonds were the best performing sector of the U.S. fixed income markets in the first half of 1998. The strong upward movement relative to other sectors was largely a result of an inflow of $11.5 billion in new cash. This is 27% more than in the same period last year, which was a record year. The high yield market has now topped the $400 billion level, 33% above the 1997 year end total.

PORTFOLIO PERFORMANCE
The High Yield Series modestly underperformed its peers, returning 4.17% over the six months versus the Lipper peer group average of 4.42%.1 The benchmark Lehman Brothers High Yield Index rose 4.50% in the same period. We maintain an emphasis on higher quality BB and upper B rated issues in our portfolio. In periods of declining interest rates lower-quality issues often outperform, but when rates rise the higher-rated bonds are expected to hold their value better.

POSITIVE CONTRIBUTORS TO TOTAL RETURN
Our overweighting in sectors which performed well worked in our favor. In the capital goods sector our Plastic Containers, Inc., bonds rose in price when the company tendered for them as part of their overall refinancing process. Knoll Inc., a manufacturer of office furniture, saw its bond prices climb as the company benefited from a strong business environment.

The cable industry also fared well in the first half. We hold bonds issued by Cablevision Systems, Comcast Cellular Holdings, Inc., Adelphia Communications Corporation, and Diamond Cable U.S. in this sector. These companies, many of which have heavy borrowings, gain when interest rates fall. Mergers and acquisitions such as the AT&T/Telecommunications, Inc. union also drive up the sector as a whole.

WHAT WE DIDN'T OWN HELPED, TOO
The High Yield Series was helped overall by having only small positions in some sectors. Energy-related securities generally underperformed as oil prices continued to fall. Some telecommunications bonds lost value, along with their corresponding stock issues, as a result of the weak Asian economies. Many chemicals declined as well, in sympathy with the closely-related energy sector.

THE HIGH YIELD MARKET OUTLOOK
We believe that the high yield market will continue to be volatile, since it reacts to swings in both the bond and stock markets. Adding to the wide fluctuations in the high yield arena as a whole is the volatility in emerging markets-related issues, as world economies suffer the effects of the Asian crisis. Fortunately, our portfolio has no exposure to emerging markets at this time.

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
August 15, 1998

SECURITY
FUNDS


We plan to maintain our emphasis on the higher-quality issues. We note that defaults on high yield issues moved up to 0.85% of total market value in the first half, compared with 0.80% at the end of 1997. We believe the risk that this implies justifies our somewhat more conservative approach to high yield investing.


David Eshnaur and Thomas A. Swank
Portfolio Managers

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge. The Investment Manager waived its advisory fee for the six month period ended June 30, 1998 and in the absence of such waiver the performance quoted would be reduced

Investors should remember that while high yield bonds provide potentially higher yields than many other types of bonds, they also present greater credit risk.

                                High Yield Series
                                     6/30/98

                              Credit Quality Rating

                                  [ A GRAPH ]

                                 BBB        1%
                                 BB        57%
                                 B         42%



                                High Yield Series
                           Average Annual Total Return
                               as of June 30, 1998

  Class A Shares                 Class B Shares
  1 Year             5.56%       1 Year             4.88%
  Since Inception    8.85%       Since Inception    8.75%
  (8-05-96)                      (8-05-96)

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. Fee waivers reduced expenses of the Fund and in the absence of such waiver, the performance quoted would be reduced. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
-------------------------------------------------------------------------------=
August 15, 1998


SECURITY
FUNDS

[PHOTO]
Marybeth Whyte
Portfolio Manager

SECURITY MUNICIPAL
BOND FUND
Beginning May 1, 1998, management of Security Municipal Bond Fund, formerly Security Tax-Exempt Fund, was assumed by Salomon Brothers Asset Management, Inc.
(SBAM), acting as subadvisor to Security Management Company, LLC. SBAM is a wholly-owned separate subsidiary of the Travelers Group, Inc., one of the largest diversified financial services companies in the world. As of June 30, 1998, SBAM had $27 billion in assets under management, including $3.1 billion of municipal assets. The investment professionals dedicated to managing the portfolio have an average of fifteen years of experience in the industry.

FIRST HALF PERFORMANCE
During the first half of 1998 the Security Municipal Bond Fund generated a 2.01% total return, slightly less than the 2.26% average of its Lipper peer group.1 This underperformance is not unusual in a period of change such as was occasioned by the selection of a subadvisor for the fund.

Bond prices fluctuated during this period as the focus of the market shifted between domestic economic growth and international concerns. Earlier in the year the perceived strength of the domestic economy heightened the potential for a resurgence in inflation. However, we expect that domestic economic growth will be tempered due to a decline in international demand for U.S. exports. Additionally, we believe that inflation is not a near-term threat to the bond market and should remain benign. Fixed income securities also benefited from the economic turmoil in Asia as investors sought U.S. Treasury bonds as a safe haven.

MUNICIPAL NEW ISSUE VOLUME
Municipal bonds posted positive returns during the first half of 1998, but failed to keep pace with advances in U.S. Treasuries. State and local governments took advantage of relatively low nominal interst rates by issuing more than $146 billion of debt. Municipal new issue volume for the first six months of this year is 51% ahead of the similar period last year. Strong demand from property and casualty insurance companies, corporations and mutual funds helped absorb the supply.

The portfolio at June 30, 1998, consisted of 22 issues in 13 different states. It had an average maturity of 14.6 years and a duration of slightly more than eight years. The portfolio's credit quality remains high with an average double-A rating. The industry sector weightings are well diversified, with the greatest emphasis in education, water and sewer revenue, and general obligation bonds.

The portfolio managers at Salomon Brothers Asset Management, Inc., are excited to be a part of the Security Funds family. We look forward to our challenge of providing attractive total returns and a solid income stream of Federally tax exempt dividends to shareholders in the Municipal Bond Fund in the months and years to come.


Marybeth Whyte
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
August 15, 1998

SECURITY
FUNDS

A special meeting of the stockholders of Security Tax-Exempt Fund was held on April 24, 1998. The following matters were voted on by the shareholders:

        * A new sub-advisory contract between Security Management Company,
          LLC, and Salomon Brothers Asset Management, Inc.(SBAM) was voted on. The total number of eligible votes were 2,275,855. The results of the votes are as follows: 1,370,352 in favor, 21,024 votes against and 112,202 votes abstained.
        * A name change from Security Tax Exempt Fund to Security Municipal
          Bond Fund. The results of the votes are as follows: 1,381,224 in favor, 28,218 votes against and 94,136 votes abstained.
        * A change in the fundamental policy to allow investment of the Fund's assets in tax-exempt securities which may be subject to alternative minimum tax. The results of the votes are as follows: 1,150,115 in favor, 58,084 votes against, 184,774 broker non-votes and 110,607 votes abstained.
        * A vote was taken to approve a Distribution plan for Class A shares. The results of the votes are as follows: 1,115,408 shares in favor, 0 shares against, 184,773 shares broker non-votes and 98,596 shares abstained.
        * The last item voted on was an amendment to the Investment Advisory Contract. The results of the votes are as follows: 1,115,408 shares in favor, 109,453 shares against, 184,774 shares broker non-votes and 123,175 shares abstained.


                               Municipal Bond Fund
                                     6/30/98
                              Credit Quality Rating


                                  [ A GRAPH ]


                                AAA        57.6%
                                AA         35.3%
                                A           4.8%
                                BBB         2.3%




                               Municipal Bond Fund
                           Average Annual Total Return
                               as of June 30, 1998

  Class A Shares                 Class B Shares
  1 Year             2.51%       1 Year             1.41%
  5 Years            3.72%       Since Inception    1.98%
  10 Years           5.95%       (10-19-93)

  The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
August 15, 1998

SECURITY
FUNDS

SECURITY CASH FUND
Short-term interest rates on U.S. Treasury Bills generally declined about 0.25% between the beginning of the year and the end of June, although the descent was not a smooth one. Security Cash Fund has held its yield well despite the volatility, generating a 2.38% return for the six-month period. This is in line with the 2.42% average of its Lipper peer group.

CHARACTERISTICS OF THE PORTFOLIO
As usual, during the period we bought only investments which are rated in the top tier by the major rating agencies, or which are Federal government or government agency issues. We target an average maturity for the portfolio which is within approximately ten days of that of the benchmark Money Fund Report published by IBC Donoghue. At June 30 that benchmark maturity was 58 days, while the Fund had an average of 54 days. We believe that the best strategy is not to try to outguess the markets by dramatically lengthening or shortening the average maturity. Instead, we maintain a "laddered" structure, with holdings maturing at regular intervals over the life of the portfolio. This allows us to adjust quickly should short-term interest rates change quickly.

ASSET SECTORS REPRESENTED IN THE PORTFOLIO
At June 30 the assets in the Cash Fund consisted of 82.4% commercial paper, 6.0% Small Business Administration issues, and 11.2% Federal agency securities. We have received approval from the Board of Directors of the Fund to purchase securities known as "funding agreements" (also known as guaranteed investment contracts). These agreements are contracts which are issued by insurance companies, and are liabilities backed by the issuing company's general account assets. These contracts are ranked on the same level as insurance policies. The Fund will only purchase funding agreements which are in the top tier of ratings by major rating agencies. The advantage to these agreements is that their yields generally will be from ten to thirteen basis points (0.10% to 0.13%) higher than those of commercial paper. We believe that their high quality and favorable yield will be advantageous for use in the portfolio.

OUTLOOK FOR THE SECOND HALF
We expect interest rates on short-term investments to remain close to their present levels for the coming months. We believe the Federal Reserve Open Market Committee will be reluctant to raise rates because of the still-weak Asian economies, but we feel that the U.S. economy remains too strong to allow rates to go down. As usual, we will continue to monitor market conditions carefully, and will remain ready to adjust portfolio holdings should economic conditions warrant.


FIXED INCOME TEAM

The Security Cash Fund is neither insured nor guaranteed by the U.S. Government and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
June 30, 1998 (Unaudited)

                              Security Income Fund
                             Corporate Bond Series


                                                        Principal
                                                        Amount or
                                                         Number          Market
CORPORATE BONDS                                         of Shares        Value
--------------------------------------------------------------------------------

AUTOMOTIVE - 2.4%
Chrysler Corporation,
   7.45% - 2027 ..................................     $  250,000     $  250,625
Federal-Mogul Corporation,
   7.875% - 2010 .................................     $1,200,000      1,324,500
                                                                      ----------
                                                                       1,575,125

BANKS & CREDIT - 4.5%
Bank of New York, Inc.,
   6.50% - 2003 ..................................     $1,000,000      1,015,000
PNC Funding Corporation,
   7.75% - 2004 ..................................     $  700,000        752,500
Washington Mutual Capital,
   8.375% - 2002(1) ..............................     $1,000,000      1,121,250
                                                                      ----------
                                                                       2,888,750
BEVERAGE - 1.9%
Anheuser-Busch Companies,Inc.,
   7.10% - 2007 ..................................     $1,150,000      1,206,063
Brokerage - 3.7%
Morgan Stanley Group, Inc.,
   7.25% - 2004 ..................................     $1,050,000      1,089,375
SI Financing, Inc., 9.50% - 2026(1) ..............         48,000      1,293,000
                                                                      ----------
                                                                       2,382,375
CAPITAL GOODS - BUILDING MACHINERY - 0.4%
AGCO Corporation,
   8.5% - 2006 ...................................     $  250,000        257,188

CAPITAL GOODS - BUILDING MATERIALS - 0.4%
Titan Wheel International,
   8.75% - 2007 ..................................     $  250,000        258,125

ENERGY - INDEPENDENT - 1.1%
Seagull Energy Corporation,
   8.625% - 2005 .................................     $  700,000        718,375

ENERGY - INTEGRATED - 2.4%
Occidental Petroleum,
   6.24% - 2000 ..................................     $  500,000        501,875
Union Pacific Resources,
   7.50% - 2026 ..................................     $1,000,000      1,041,250
                                                                      ----------
                                                                       1,543,125
ENERGY - OIL FIELD SERVICES - 1.8%
Transocean Offshore, Inc.,
   8.00% - 2027 ..................................     $1,000,000      1,155,000

ENTERTAINMENT - 1.5%
Paramount Communications,
   7.50% - 2023 ..................................     $1,000,000        971,250


                                                        PrincipaL
                                                        Amount or
                                                         Number          Market
CORPORATE BONDS (continued)                             of Shares        Value
--------------------------------------------------------------------------------
FINANCIAL COMPANIES - 6.5%
American RE Capital,
   8.50% - 20251 ...............................           23,000     $  595,125
Associates Corporation, N.A.,
   7.55% - 2007 ................................       $1,100,000      1,189,375
CB Richard Ellis Service,
   8.875% - 2006 ...............................       $  250,000        246,875
Countrywide Capital Industries, Inc.,
   8.00% - 20261 ...............................       $1,000,000      1,063,750
General Electric Capital Corporation,
   8.625% - 2008 ...............................       $  950,000      1,125,750
                                                                      ----------
                                                                       4,220,875
FOOD - 2.3%
Archer-Daniels-Midland,
   8.875% - 2011 ...............................       $1,000,000      1,223,750
Chiquita Brands International, Inc.,
   10.25% - 2006 ...............................       $  250,000        271,250
                                                                      ----------
                                                                       1,495,000
GAMING - 2.2%
Boyd Gaming Corporation,
   9.50% - 2007 ................................       $  250,000        261,250
MGM Grand, Inc., 6.95% - 2005 ..................       $  600,000        596,250
Mirage Resorts, Inc.,
   6.625% - 2007 ...............................       $  600,000        595,500
                                                                      ----------
                                                                       1,453,000
HOME CONSTRUCTION - 0.4%
MDC Holdings, 8.375% - 2008 ....................       $  125,000        125,000
Toll Corporation, 7.75% - 2008 .................       $  125,000        123,125
                                                                      ----------
                                                                         248,125
INSURANCE - 1.5%
Hartford Life, Inc., 7.10% - 2007 ..............       $  925,000        963,156

MEDIA - CABLE - 7.5%
Century Communications,
   8.375% - 2007 ...............................       $  250,000        257,500
Comcast Corporation,
   9.125% - 2006 ...............................       $  600,000        643,500
CSC Holdings, Inc., 7.875% - 2018 ..............       $  250,000        264,375
Jones Intercable, Inc.,
   7.625% - 2008 ...............................       $  250,000        253,750
Lenfest Communications,
   10.50% - 2006 ...............................       $  250,000        291,250
Rogers Cablesystems,
   9.625% - 2002 ...............................       $  750,000        800,625
Rogers Communications, Inc.,
   9.125% - 2006 ...............................       $  425,000        430,313
Time Warner Entertainment,
   10.15% - 2012 ...............................       $  880,000      1,169,300
Westinghouse Electric Company,
   8.375% - 2002 ...............................       $  700,000        729,750
                                                                      ----------
                                                                       4,840,363


                            See accompanying notes.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
June 30, 1998 (Unaudited)

       Security Income Fund
       Corporate Bond Series(continued)

                                                        Principal        Market
CORPORATE BONDS (continued)                              Amount          Value
--------------------------------------------------------------------------------
MEDIA - NON-CABLE - 2.2%
Big Flower Press Holdings, Inc.,
   8.875% - 2007 .............................       $  250,000       $  254,375
KIII Communications Corporation,
   10.25% - 2004 .............................          300,000          322,875
Valassis Communications,
   9.55% - 2003 ..............................          750,000          840,000
                                                                      ----------
                                                                       1,417,250
METALS - 0.8%
AK Steel, 10.75% - 2004 ......................          500,000          531,250

RETAILERS - 2.7%
Lowe's Companies, Inc.,
   6.70% - 2007 ..............................          850,000          875,500
Sears & Roebuck Company,
   6.41% - 2001 ..............................          500,000          503,750
Specialty Retailers, Inc.,
   8.50% - 2005 ..............................          125,000          128,750
Zale's Corporation, 8.50% - 2007 .............          250,000          255,625
                                                                      ----------
                                                                       1,763,625
SERVICES - 0.9%
Loewen Group International, Inc.,
   8.25% - 2003 ..............................          550,000          568,563

TECHNOLOGY - 0.8%
Dell Computer Corporation,
   6.55% - 2008 ..............................          500,000          506,250
Telecommunications - 4.1%
Comcast Cellular Holdings, Inc.,
   9.50% - 2007 ..............................          150,000          156,563
GTE Corporation, 6.46% - 2008 ................          800,000          804,000
New Jersey Bell, 6.625% - 2008 ...............        1,000,000        1,006,250
Southwestern Bell,
   6.625% - 2007 .............................          675,000          697,781
                                                                      ----------
                                                                       2,664,594
TRANSPORTATION - AIRLINES - 3.9%
Southwest Airlines Company,
   7.875% - 2007 .............................        1,075,000        1,190,563
United Airlines, 11.21% - 2014 ...............          950,000        1,344,250
                                                                      ----------
                                                                       2,534,813
TRANSPORTATION - OTHER - 0.4%
Allied Holdings, Inc.,
   8.625% - 2007 .............................          250,000          255,625

UTILITIES - ELECTRIC - 0.8%
AES Corporation, 10.25% - 2006 ...............          500,000          543,750

UTILITIES - NATURAL GAS - 2.3%
MCN Investment Corporation,
   6.23% - 2003 ..............................           50,000           49,938
Tennessee Gas Pipeline,
   7.50% - 2017 ..............................        1,300,000        1,410,500
                                                                     -----------
                                                                       1,460,438

YANKEE - CORPORATE - 10.4%
ABN AMRO Bank NV,
   7.55% - 2006 ..............................      $ 1,000,000      $ 1,083,750
Abbey National PLC,
   6.69% - 2005 ..............................        1,125,000        1,151,719
BCH Cayman Islands,
   7.70% - 2006 ..............................        1,000,000        1,070,000
Panamerican Beverages, Inc.,
   8.125% - 2003 .............................        1,200,000        1,248,000
Petroleum Geo-Services,
   7.50% - 2007 ..............................        1,150,000        1,223,313
Santander Financial Issuances, Ltd.,
   7.00% - 2006 ..............................          900,000          934,875
                                                                     -----------
                                                                       6,711,657
YANKEE - CANADIAN - 1.8%
Quebecor Printing Capital,
   7.25% - 2007 ..............................        1,100,000        1,153,625
                                                                     -----------
Total corporate bonds - 71.6% ................                        46,287,335

MORTGAGE BACKED SECURITIES
U.S. GOVERNMENT AGENCIES - 9.4%
Federal Home Loan Mortgage Corporation,
   FHR 112 H, 8.80%  - 2020 CMO ..................      300,393          304,382
   FHR 1311 J, 7.50% - 2021 CMO ..................    1,050,000        1,078,266
   FHR 1930 AB, 7.50% - 2023 CMO .................    1,143,582        1,160,233
Federal National Mortgage Association,
   FNMA, 5.75% - 2008 ............................    1,000,000          994,810
   FNR 1994-79 B,
       7.00% - 2019 CMO ..........................    1,100,000        1,117,831
   FNR 1990-52 D,
       9.30% - 2019 CMO ..........................      388,036          393,880
   FNR 1990-108 G,
       7.00% - 2020 CMO ..........................    1,000,000        1,009,610
                                                                       ---------
                                                                       6,059,012

U.S. GOVERNMENT SECURITIES - 6.4%
Government National Mortgage Association,
   GNMA 313107, 7% - 2022 ........................      947,186          965,143
   GNMA 352022, 7% - 2023 ........................      906,505          920,510
   GNMA 369303, 7% - 2023 ........................      978,903          993,957
   GNMAII 2445, 8% - 2027 ........................      500,332          515,957
   GNR 1997-10 B,
       7.50% - 2019 CMO ..........................      750,000          763,380
                                                                       ---------
                                                                       4,158,947


--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
June 30, 1998 (Unaudited)

                              Security Income Fund
                        Corporate Bond Series(continued)

MORTGAGE BACKED SECURITIES                              PRINCIPAL      MARKET
(CONTINUED)                                              AMOUNT        VALUE
--------------------------------------------------------------------------------
NON-AGENCY SECURITIES - 3.5%
Chase Capital Mortgage Securities
   Company, 1997-1B,
       7.37% - 2007 CMO ........................     $ 1,500,000     $ 1,597,969
General Electric Capital Mortgage
   Services, Inc., 1992-7A,
       7.45% -2006 .............................         674,329         658,806
                                                                     -----------
                                                                       2,256,775
                                                                     -----------
Total mortgage backed securities -19.3% ........                      12,474,734

GOVERNMENT SECURITIES
U.S. GOVERNMENT SECURITIES - 7.6%
U.S. Treasury Bond,
   6.625% - 2027 ...............................       1,000,000       1,129,070
U.S. Treasury Note,
   6.50% - 2006 ................................       3,050,000       3,236,050
U.S. Department of Housing and
   Urban Development,
       6.93% - 2013 ............................         490,000         518,309
                                                                     -----------
Total government securities - 7.6% .............................       4,883,429
                                                                     -----------
Total investments - 98.5% ......................................      63,645,498
Cash and other assets,
   less liabilities - 1.5% .....................................         964,151
                                                                     -----------
Total net assets - 100.0% ......................................     $64,609,649
                                                                     ===========


                              SECURITY INCOME FUND
                             U.S. GOVERNMENT SERIES


U.S. Government & Government Agency Securities
----------------------------------------------
FEDERAL HOME LOAN MORTGAGE
   CORPORATION - 5.8%
   7.125% - 2001 ...........................         $   700,000      $  709,394
   8.29% - 2015 ............................             150,000         187,157
                                                                      ----------
                                                                         896,551
FEDERAL NATIONAL MORTGAGE
   ASSOCIATION - 16.6%
   7.40% - 2004 ............................             600,000         649,950
   7.49% - 2005 ............................             285,000         312,610
   7.65% - 2005 ............................             250,000         276,190
   7.875% - 2005 ...........................             500,000         558,240
   8.10% - 2019 ............................             100,000         126,068
   8.28% - 2025 ............................             500,000         656,895
                                                                      ----------
                                                                       2,579,953
FINANCING CORPORATION - 4.6%
   9.65% - 2018 ............................             500,000         715,625

U.S. GOVERNMENT & GOVERNMENT                           PRINCIPAL         MARKET
AGENCY SECURITIES (CONTINUED)                             AMOUNT         VALUE
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE
   ASSOCIATION - 25.6%
   GNMA #1260 7.00% - 2023 .................         $   209,869      $  212,222
   GNMA #328618 7.00% - 2023 ...............             209,869         248,645
   GNMA #347017 7.00% - 2024 ...............             478,921         486,377
   GNMA #371006 7.00% - 2024 ...............             270,105         274,267
   GNMA #371012 7.00% - 2024 ...............             490,055         497,670
   GNMA II #1849  8.50% - 2024 .............             375,202         394,548
   GNMA #411643 7.75% - 2025 ...............             551,546         568,749
   GNMA II #2270  8.00% - 2026 .............             566,902         584,402
   GNMA II #9365  8.25% - 2026 .............             199,688         208,700
   GNMA #365608 7.50% - 2034 ...............             519,227         530,889
                                                                      ----------
                                                                       4,006,469
PRIVATE EXPORT FUNDING CORPORATION - 3.1%
   6.31% - 2004 ................................         100,000         103,375
   7.01% - 2004 ................................         350,000         373,188
                                                                     -----------
                                                                         476,563
STUDENT LOAN MARKETING ASSOCIATION - 3.2%
   9.25% - 2004 ................................         420,000         493,038
U.S. TREASURY NOTES - 30.6%
   5.50% - 2003 ................................         900,000         899,370
   6.50% - 2006 ................................       3,650,000       3,872,650
                                                                     -----------
                                                                       4,772,020
U.S. TREASURY BONDS - 7.7%
   8.75% - 2008 ................................         600,000         684,714
   6.00% - 2026 ................................         500,000         520,390
                                                                     -----------
                                                                       1,205,104
                                                                     -----------
Total investments - 97.2% ......................                      15,145,323
Cash and other assets,
   less liabilities - 2.8% .....................                         435,924
                                                                     -----------
Total net assets - 100.0% ......................                     $15,581,247
                                                                     ===========


                              SECURITY INCOME FUND
                          LIMITED MATURITY BOND SERIES

CORPORATE BONDS
---------------
AUTOMOTIVE - 0.8%
Chrysler Corporation,
   7.45% - 2027 ............................         $    50,000        $ 55,187
BANKING - 3.3%
Bank of New York, Inc.,
   6.50% - 2003 ............................             100,000         101,500
First Union Corporation,
   8.125% - 2002 ...........................             110,000         117,562
                                                                        --------
                                                                         219,062

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                 JUNE 30, 1998
                              SECURITY INCOME FUND
                    LIMITED MATURITY BOND SERIES (CONTINUED)

                                                        PRINCIPAL
                                                        AMOUNT OR
                                                         NUMBER        MARKET
CORPORATE BONDS (CONTINUED)                              0F SHARES     VALUE
--------------------------------------------------------------------------------
BEVERAGE - 1.5%
Anheuser-Busch Companies, Inc.,
   7.10% - 2007 ....................................      $100,000      $104,875
BROKERAGE - 3.4%
Morgan Stanley Group, Inc.,
   7.25% - 2004 ....................................      $100,000       103,750
SI Financing Inc., 9.50% - 2026(1) .................         4,560       122,835
                                                                        --------
                                                                         226,585
CAPITAL GOODS - BUILDING MACHINERY - 0.8%
AGCO Corporation,
   8.50% - 2006 ....................................     $  25,000        25,719
Columbus McKinnon Corporation,
   8.50% - 2008 ....................................     $  25,000        24,625
                                                                        --------
                                                                          50,344
CAPITAL GOODS - BUILDING MATERIALS - 0.4%
International Comfort Products,
   8.625% - 2008 ...................................     $  25,000        24,875

CONSUMER CYCLICALS - OTHER - 0.4%
American ECO Corporation,
   9.625% - 2008 ...................................     $  25,000        25,125

CONSUMER PRODUCTS - 2.0%
Chattem, Inc., 8.875% - 2008 .......................     $  25,000        24,875
Shop Vac Corporation,
   10.625% - 2003 ..................................     $ 100,000       109,500
                                                                        --------
                                                                         134,375
ENERGY - ELECTRIC - 2.3%
Consolidated Edison Corporation,
   6.625% - 2002 .................................       $ 150,000       153,000

ENERGY - INDEPENDENT - 0.8%
Seagull Energy Corporation,
   8.625% - 2005 .................................       $  50,000        51,313

ENERGY - OTHER - 0.4%
P&L Coal Holdings Corporation,
   8.875% - 2008 .................................       $  25,000        25,719

FINANCIAL COMPANIES - 10.0%
American RE Capital,
   8.50% - 2025(1) ...............................           3,900       100,913
Associates Corporation, N.A.,
   7.55% - 2007 ..................................       $ 100,000       108,125
CB Richard Ellis Service,
   8.875% - 2006 .................................       $  25,000        24,687
General Electric Capital Corporation,
   8.625% - 2008 .................................       $ 100,000       118,500
Household Financial Corporation,
   8.0% - 2004 ...................................       $ 150,000       162,562
International Lease Finance Corporation,
   8.25% - 2000 ..................................       $ 150,000       155,250
                                                                        --------
                                                                         670,037

                                                        PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)                              AMOUNT          VALUE
-------------------------------------------------------------------------------
FINANCE - OTHER - 1.7%
B.F. Saul REIT, 9.75% - 2008 .......................     $  13,000      $ 12,838
Equity Office Properties, Ltd., REIT,
   6.625% - 2005 ...................................       100,000       100,375
                                                                        --------
                                                                         113,213
FOOD - 3.0%
Archer-Daniels-Midland Company,
   8.875% - 2011 ...................................       100,000       122,375
Cargill Corporation,
   6.15% - 2008 ....................................        75,000        74,719
                                                                        --------
                                                                         197,094
GAMING - 2.8%
Boyd Gaming Corporation,
   9.50% - 2007 ....................................        25,000        26,125
Empress Entertainment,
   8.125% - 2006 ...................................        25,000        25,062
MGM Grand, Inc., 6.95% - 2005 ......................        75,000        74,531
Mirage Resorts, Inc.,6.625% - 2007 .................        65,000        64,512
                                                                        --------
                                                                         190,230
HEALTH CARE - 0.4%
Tenet Healthcare, 8.125% - 2008 ....................        25,000        25,125

HOME CONSTRUCTION - 0.4%
MDC Holdings, 8.375% - 2008 ........................        12,000        12,000
Toll Corporation,7.75% - 2008 ......................        13,000        12,805
                                                                        --------
                                                                          24,805
INSURANCE - 1.5%
Hartford Life, Inc.,
   7.10% - 2007 ....................................       100,000       104,125

MEDIA - CABLE - 5.7%
Adelphia Communications,
   8.375% - 2008 ...................................        25,000        25,125
Century Communications,
   8.375% - 2007 ...................................        25,000        25,750
Comcast Corporation, 9.125% - 2006 .................        25,000        26,813
Jones Intercable, Inc.,
   7.625% - 2008 ...................................        25,000        25,375
Lenfest Communications,
   10.50% - 2006 ...................................        25,000        29,125
Rogers Communications, Inc.,
   9.125% - 2006 ...................................        75,000        75,938
Time-Warner Entertainment
   Corporation, 10.15% - 2012 ......................        50,000        66,437
Westinghouse Electric Company,
   8.375% - 2002 ...................................       100,000       104,250
                                                                        --------
                                                                         378,813

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 1998

                              SECURITY INCOME FUND
                    LIMITED MATURITY BOND SERIES (CONTINUED)

                                                        PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)                              AMOUNT          VALUE
--------------------------------------------------------------------------------
MEDIA - NON-CABLE - 4.0%
Big Flower Press Holdings, Inc.,
   8.875% - 2007 ...............................        $ 25,000        $ 25,438
Heritage Media Corporation,
   8.75% - 2006 ................................         100,000         106,750
KIII Communications Corporation,
   10.25% - 2004 ...............................          75,000          80,719
Valassis Communications,
   9.55% - 2003 ................................          25,000          28,000
Viacom, Inc., 8.00% - 2006 .....................          25,000          25,750
                                                                        ________
                                                                         266,657
METALS - 0.7%
Ameristeel Corporation,
   8.75% - 2008 ................................          25,000          25,000
WHX Corporation, 8.5% - 2006 ...................          25,000          25,437
                                                                        ________
                                                                          50,437
REFINING - 2.5%
Vastar Resources, Inc.,
   8.75% - 2005 ................................         150,000         168,750

RETAILERS - 5.7%
Lowe's Companies, Inc.,
   6.70% - 2007 ................................         100,000         103,000
Sears & Roebuck Company,
   6.41% - 2001 ................................         150,000         151,125
Specialty Retailers, Inc.,
   8.50% - 2005 ................................          25,000          25,750
Zale's Corporation, 8.50% - 2007 ...............         100,000         102,250
                                                                        ________
                                                                         382,125
SERVICES - 0.8%
Loewen Group International, Inc.,
   8.25% - 2003 ................................          50,000          51,687

TELECOMMUNICATIONS - 5.3%
Centennial Cellular,
   8.75% - 2001 ................................         100,000         104,000
Comcast Cellular Holdings, Inc.,
   9.50% - 2007 ................................          25,000          26,094
Mastec, Inc., 7.75 - 2008 ......................          25,000          23,875
New Jersey Bell, 6.625% - 2008 .................         100,000         100,625
Southwestern Bell,
   6.625% - 2007 ...............................         100,000         103,375
                                                                        ________
                                                                         357,969
TEXTILES - 0.4%
Westpoint Steven,
   7.875% - 2008 .............................            25,000          24,937

TOBACCO PRODUCTS - 1.5%
Dimon, Inc., 8.875% - 2006 ...................            50,000          51,188
Standard Commercial Tobacco
   Corporation, 8.875% - 2005 ................            50,000          50,000
                                                                      __________
                                                                         101,188
TRANSPORTATION - AIRLINES - 3.2%
Southwest Airlines Company,
   7.875% - 2007 .............................       $   100,000      $  110,750
United Airlines, 11.21% - 2014 ...............            75,000         106,125
                                                                      __________
                                                                         216,875
TRANSPORTATION - OTHER - 0.4%
Allied Holdings, Inc.,
   8.625% - 2007 .............................            25,000          25,563

UTILITIES - NATURAL GAS - 2.3%
MCN Investment Corporation,
   6.23% - 2003 ..............................           150,000         149,812

YANKEE - CORPORATE - 4.8%
ABN AMRO Bank NV,
   7.55% - 2006 ..............................           100,000         108,375
Den Danske Bank, 7.40% - 2010 ................           100,000         106,625
Panamerican Beverages, Inc.,
   8.125% - 2003 .............................           100,000         104,000
                                                                      __________
                                                                         319,000
YANKEE - CANADIAN - 1.6%
Quebecor Printing Capital,
   7.25% - 2007 ..............................           100,000         104,875
                                                                      __________
Total corporate bonds - 74.8% ................                         4,993,777

MORTGAGE BACKED SECURITIES
U.S. GOVERNMENT AGENCIES - 10.7%
Federal Home Loan Mortgage Corporation,
   FHR 1102 G, 8.00% - 2020 CMO ....................      82,432          81,109
   FHR 1104 K, 8.50% - 2020 CMO ....................      32,041          32,300
   FHR 1311 J, 7.50% - 2021 CMO ....................     100,000         102,692
   FHR 1930 AB, 7.50% - 2023 CMO ...................      84,087          85,311
   FHR 42 K, 8.00% - 2024 CMO ......................     186,000         189,990

Federal National Mortgage Association,
   FNR 1992-98 PJ,
       7.50% - 2019 CMO ............................     118,000         118,820
FNR 1992-143 J,
       7.00% - 2020 CMO ............................     100,000          99,933
                                                                         _______
                                                                         710,155
U.S. GOVERNMENT SECURITIES - 3.4%
Government National Mortgage Association,
   GNMA 369303,
       7.00% - 2023 ................................      97,890          99,396
   GNMA II 2445,
       8.00% - 2027 ................................     120,080         123,830
                                                                         _______
                                                                         223,226

                            See accompanying notes

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 1998

                              SECURITY INCOME FUND
                    LIMITED MATURITY BOND SERIES (CONTINUED)

                                                        PRINCIPAL        MARKET
MORTGAGE BACKED SECURITIES (CONTINUED)                   AMOUNT          VALUE
--------------------------------------------------------------------------------
NON-AGENCY SECURITIES - 2.9%
General Electric Capital Mortgage
   Services, Inc., 1992-7A A6
    7.45% - 2006 ...................................    $   60,134    $   61,201
Sears Mortgage Securities 1994-14 T3,
   8.5% - 2022 CMO .................................        82,821        85,239
Securitized Multiple Assets Rated
   Trust 1998-1, 7.45% - 2006 ......................        48,794        48,870
                                                                      __________
                                                                         195,310
                                                                      __________
Total mortgage backed
   securities - 17.0% ..............................                   1,128,691

GOVERNMENT SECURITIES
U.S. GOVERNMENT SECURITIES - 2.3%
U.S. Treasury Note, 6.50% - 2006 ...................       100,000       106,100
U.S. Department of Housing and
   Urban Development,
   6.93% - 2013 ....................................        50,000        52,889

CANADIAN GOVERNMENT AGENCIES - 2.6%
Province of Quebec,
   8.625% - 2005 ...................................       150,000       170,063
                                                                      __________

Total government securities - 4.9% .................                     329,052
                                                                      __________
Total investments - 96.7% ..........................                   6,451,520
Cash and other assets, less
   liabilities - 3.3% ..............................                     222,481
                                                                      __________
Total net assets - 100.0% ..........................                  $6,674,001
                                                                      ==========

                              SECURITY INCOME FUND
                               HIGH YIELD SERIES

CORPORATE BONDS
AEROSPACE/DEFENSE - 2.0%
Burke Industries, Inc., 10.0% - 2007 .............      $   75,000      $ 75,937
Sequa Industries, Inc.,
   9.375% - 2003 .................................         100,000       104,125
                                                                        ________
                                                                         180,062
AUTOMOTIVE - 2.5%
Breed Technologies, Inc.,
   9.25% - 2008 ..................................         150,000       148,125
Federal-Mogul Corporation,
   7.875% - 2010 .................................          75,000        75,188
                                                                        ________
                                                                         223,313
                              SECURITY INCOME FUND
                               HIGH YIELD SERIES

                                                        PRINCIPAL
                                                        AMOUNT OR
                                                        NUMBER           MARKET
CORPORATE BONDS (CONTINUED)                             0F SHARES        VALUE
--------------------------------------------------------------------------------
BANKING - 4.0%
Bay View Capital Corporation,
   9.125% - 2007 ...............................        $  100,000      $102,750
FCB/NC Capital, 8.05% - 2028 ...................        $  100,000       103,750
Homeside, Inc., 11.25% - 2003 ..................        $  125,000       148,125
                                                                        ________
                                                                         354,625
BEVERAGES - 1.2%
Delta Beverage Group,
   9.75% - 2003 ................................        $  100,000       104,750

BROKERAGE - 1.5%
SI Financing, 9.50% - 2026(1) ..................             5,000       134,687

BUILDING MATERIALS - 2.7%
International Comfort Products,
   8.625% - 2008 ...............................        $  125,000       124,375
Knoll, Inc., 10.875% - 2006 ....................        $  100,000       113,750
                                                                        ________
                                                                         238,125
CHEMICALS - 1.2%
Envirodyne Industries, Inc.,
   12.0% - 2000 ................................        $  100,000       106,250

CONSUMER CYCLICAL - OTHER - 1.4%
American ECO Corporation,
   9.625% - 2008 ...............................        $  125,000       125,625

CONSUMER PRODUCTS - 3.7%
Chattem, Inc., 8.875% - 2008 ...................        $  125,000       124,375
Revlon Consumer Products,
   8.125% - 2006 ...............................        $  100,000        99,375
Shop Vac Corporation,
   10.625% - 2003 ..............................        $  100,000       109,500
                                                                        ________
                                                                         333,250
CONSTRUCTION MACHINERY - 3.7%
AGCO Corporation,
   8.50% - 2006 ................................        $  100,000       102,875
Columbus McKinnon Corporation,
   8.50% - 2008 ................................        $  125,000       123,125
Titan Wheel International, Inc.,
   8.75% - 2007 ................................        $  100,000       103,250
                                                                        ________
                                                                         329,250
ELECTRIC - 2.4%
AES Corporation, 10.25% - 2006 .................        $  100,000       108,750
Cal Energy Company, Inc.,
   9.50% - 2006 ................................        $  100,000       108,125
                                                                        ________
                                                                         216,875

                            See accompanying notes.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 1998

                              SECURITY INCOME FUND
                               HIGH YIELD SERIES

                                                        PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)                              AMOUNT          VALUE
--------------------------------------------------------------------------------
ENERGY - INDEPENDENT - 3.8%
COHO Energy, Inc.,
   8.875% - 2007 .................................       $150,000       $142,500
Seagull Energy Corporation,
   8.625% - 2005 .................................         75,000         76,968
Southwest Royalties, Inc.,
   10.50% - 2004 .................................        150,000        124,500
                                                                        ________
                                                                         343,968
ENERGY - OTHER - 2.0%
AEI Holdings, 10.00% - 2007 ......................        100,000         98,750
P & L Coal Holdings Corporation,
   8.875% - 2008 .................................         75,000         77,156
                                                                        ________
                                                                         175,906
ENTERTAINMENT - 0.9%
Premier Parks, 9.75% - 2007 ......................         75,000         81,563

FINANCE - OTHER - 0.8%
B.F. Saul REIT, 9.75% - 2008 .....................         75,000         74,063

FINANCIAL COMPANIES - 1.2%
Dollar Financial Group, Inc.,
   10.875% - 2006 ................................        100,000        107,750

FOOD AND BEVERAGES - 4.4%
Carrols Corporation,
   11.50% - 2003 .................................        175,000        183,531
Chiquita Brands International, Inc.,
   10.25% - 2006 .................................        100,000        108,500
Nash Finch Company,
   8.50% - 2008 ..................................        100,000         99,250
                                                                        ________
                                                                         391,281
GAMING - 4.7%
Empress Entertainment,
   8.125% - 2006 .................................        100,000        100,250
Hard Rock Hotel, Inc.,
   9.25% - 2005 ..................................         75,000         76,500
MGM Grand, Inc., 6.95% - 2005 ....................        125,000        124,219
Mirage Resorts, Inc.,
   6.625% - 2005 .................................        125,000        124,062
                                                                        ________
                                                                         425,031
HEALTH CARE - 3.6%
Multicare Companies, Inc.,
   9.0% - 2007 ...................................         75,000         73,688
Packard Bioscience Company,
   9.375% - 2007 .................................         80,000         78,000
Prime Medical Services,
   8.75% - 2008 ..................................         75,000         73,406
Tenet Healthcare Corporation,
   8.125% - 2008 .................................        100,000        100,500
                                                                        ________
                                                                         325,594

                                                         PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)                               AMOUNT          VALUE
--------------------------------------------------------------------------------
HOME CONSTRUCTION - 1.7%
Hovnanian Enterprise,
   9.75% - 2005 ..................................       $100,000       $ 99,000
Toll Corporation, 7.75% - 2007 ...................         50,000         49,250
                                                                        ________
                                                                         148,250
MEDIA - CABLE - 8.5%
Adelphia Communications Corporation,
   8.375% - 2008 .................................         50,000         50,250
Century Communications,
   8.375% - 2007 .................................         75,000         77,250
Century Communications,
   9.50% - 2005 ..................................        100,000        108,250
CSC Holdings, Inc.,
   7.875% - 2018 .................................         25,000         26,438
Diamond Cable U.S.,
   9.125% - 2008 .................................        100,000        104,000
Jones Intercable, Inc.,
   7.625% - 2008 .................................        100,000        101,500
Lenfest Communications,
   10.50% - 2006 .................................        100,000        116,500
Rogers Cablesystems,
   9.625% - 2002 .................................        100,000        106,750
Rogers Communications, Inc.,
   9.125% - 2006 .................................         70,000         70,875
                                                                        ________
                                                                         761,813
MEDIA - NONCABLE - 4.7%
Allbritton Communications Company,
   9.75% - 2007 ..................................         75,000         82,500
Big Flower Press Holdings, Inc.,
   8.875% - 2007 .................................         75,000         76,312
Golden Books Publishing, Inc.,
   7.65% - 2002 ..................................        100,000         78,000
Heritage Media Corporation,
   8.75% - 2006 ..................................        100,000        106,750
Hollinger International Publishing,
   8.625% - 2005 .................................         25,000         26,063
K-III Communications Corporation,
   10.25% - 2004 .................................         50,000         53,813
                                                                        ________
                                                                         423,438
METALS - 3.7%
Ameristeel Corporation,
   8.75% - 2008 ..................................        100,000        100,000
Simcala, Inc., 9.625% - 2006 .....................        100,000         74,250
Wheeling Pittsburgh Corporation,
   9.25% - 2007 ..................................        100,000        102,500
WHX Corporation, 10.50% - 2005 ...................         50,000         50,875
                                                                        ________
                                                                         327,625

                            See accompanying notes.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 1998

                              SECURITY INCOME FUND
                               HIGH YIELD SERIES

                                                        PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)                              AMOUNT          VALUE
--------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 4.5%
Huntsman Packaging Corporation,
   9.125% - 2007 ...............................    $    125,000        $124,375
Indesco International, Inc.,
   9.75% - 2008 ................................         150,000         147,750
Plastic Containers, Inc.,
   10.0% - 2006 ................................         125,000         134,375
                                                                        ________
                                                                         406,500
REFINING - 3.1%
Crown Central Petroleum,
   10.875% - 2005 ..............................         140,000         148,400
Giant Industries, Inc.,
   9.0% - 2007 .................................         125,000         127,812
                                                                        ________
                                                                         276,212
RETAILERS - 3.5%
Cole National Group,
   9.875% - 2006 ...............................         100,000         108,000
Specialty Retailers, Inc.,
   8.50% - 2005 ................................         100,000         103,000
Zale's Corporation,
   8.50% - 2007 ................................         100,000         102,250
                                                                        ________
                                                                         313,250
SUPERMARKETS - 1.0%
Southland Corporation,
   4.50% - 2004 ................................         100,000          80,500

TELECOMMUNICATIONS - 9.6%
Centennial Cellular,
   8.875% - 2001 ...............................         100,000         104,000
Comcast Cellular Holdings, Inc.,
   9.50% - 2007 ................................         125,000         130,469
Intermedia Communications,
   8.50% - 2008 ................................         125,000         125,000
Mcleodusa, Inc.,
   8.375% - 2008 ...............................         150,000         150,375
MJD Communications, Inc.,
   9.50% - 2008 ................................         150,000         153,562
RCN Corporation,
   10.0% - 2007 ................................         100,000         102,750
Satelites Mexicanos, Inc.,
   10.125% - 2004 ..............................         100,000          97,750
                                                                        ________
                                                                         863,906
TEXTILES - 2.2%
Delta Mills, Inc., 9.625% - 2007 ...............         125,000         122,968
Westpoint Stevens, Inc.,
   7.875% - 2008 ...............................          75,000          74,813
                                                                        ________
                                                                         197,781

                                                        PRINCIPAL        MARKET
CORPORATE BONDS (CONTINUED)                              AMOUNT          VALUE
--------------------------------------------------------------------------------
TOBACCO - 1.4%
Dimon, Inc., 8.875% - 2006 .....................    $     50,000      $   51,188
Standard Commerical Tobacco
   Corporation, 8.875% - 2005 ..................    $     75,000          75,000
                                                                      __________
                                                                         126,188
TRANSPORTATION - OTHER - 2.4%
Allied Holdings, Inc.,
   8.625% - 2007 ...............................    $     75,000          76,688
Teekay Shipping Corporation,
   8.32% - 2008 ................................    $    135,000         139,387
                                                                      __________
                                                                         216,075
                                                                      __________
Total corporate bonds - 94.0% ..................................       8,413,506

PREFERRED STOCKS
BANKS AND CREDIT - 1.5%
California Federal Bank,
9.12% ..........................................           4,950         134,888

MEDIA - CABLE - 0.7%
CSC Holdings, Inc., ............................             571          64,718

MEDIA - NONCABLE - 0.8%
Primedia Inc., 10.00% - 2008 ...................             700          73,850
                                                                      __________

Total preferred stocks - 3.0% ..................................         273,456
                                                                      __________
Total investments - 97.0% ......................................       8,686,962
Cash and other assets,
less liabilities 3.0% ..........................................         278,105
                                                                      __________
Total net assets - 100.0% ......................................      $8,965,067
                                                                      ==========


                          SECURITY MUNICPAL BOND FUND

MUNICIPAL BONDS
--------------------------------------------------------------------------------
CALIFORNIA - 9.7%
Los Angeles County, California Metro
   Authority, 5.625% - 2018 ......................  $  1,000,000      $1,032,970
Los Angeles, California Wastewater
   System Revenue, 6.00% - 2014 ..................     1,100,000       1,189,859
                                                                      __________
                                                                       2,222,829
GEORGIA - 6.9%
Fulton County, Georgia School District,
   5.25% - 2021 ..................................     1,500,000       1,569,870

ILLINOIS - 9.0
Winnebago County,Illinois School
   District No. 122, 0% - 2015 ...................     2,155,000         982,680
DuPage County,Illinois Stormwater
   Project Refunding, 5.60% - 2021 ...............     1,000,000       1,066,470
                                                                      __________
                                                                       2,049,150

                            See accompanying notes.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 1998

                   SECURITY MUNICPAL BOND FUND - (CONTINUED)

                                                        PRINCIPAL      MARKET
MUNICIPAL BONDS (CONTINUED)                              AMOUNT         VALUE
--------------------------------------------------------------------------------
MISSOURI - 2.3%
Kansas City,Missouri Port Authority
   Riverfront, 5.75% - 2005 ......................    $   500,000   $   535,080

NEVADA - 9.2%
Henderson Nevada Parks and
   Recreation, 5.875% - 2004 .....................      1,000,000     1,082,590
Clark County, Nevada School District,
   Series A, 5.50% - 2016 ........................      1,000,000     1,027,850
                                                                    ___________
                                                                      2,110,440
NEW JERSEY - 4.9%
North Brunswick Township, New Jersey
   Board of Education,
   6.30% - 2013 ..................................      1,000,000     1,112,400

NEW YORK - 4.8%
New York State Environmental Facilities
   Corporation Pollution Control
   Revenue, 5.75% - 2009 .........................      1,000,000     1,099,910

NORTH CAROLINA - 2.6%
North Carolina Medical Care
   Community Healthcare,
   variable rate - 2026 ..........................        600,000       600,000

OHIO - 9.3%
Orville, Ohio Electric System Revenue
   Bond, 5.00% - 2010 ............................      1,000,000     1,026,050
Ohio State Public Facilities Series II-B,
   5.00% - 2012 ..................................      1,100,000     1,106,446
                                                                    ___________
                                                                      2,132,496
PENNSYLVANIA - 9.1%
Allegheny County, Pennsylvania,
   5.10% - 2006 ..................................      1,000,000     1,046,530
Pennsylvania State,
   5.00% - 2006 ..................................      1,000,000     1,040,540
                                                                    ___________
                                                                      2,087,070
RHODE ISLAND - 4.8%
Rhode Island General Obligation,
   5.30% - 2008 ..................................      1,030,000     1,089,606

TEXAS - 13.6%
University of Texas,
   4.80% - 2009 ..................................      1,000,000     1,016,800
Houston, Texas Water & Sewer
   System Revenue, Series A,
   6.20% - 2020 ..................................      1,000,000     1,120,910
Bell County, Texas Health Facilities
   Development, 5.00% - 2017 .....................      1,000,000       976,440
                                                                    ___________
                                                                      3,114,150


                                                        PRINCIPAL       MARKET
MUNICIPAL BONDS                                          AMOUNT          VALUE
--------------------------------------------------------------------------------
VIRGINIA - 3.7%
Petersburg, Virginia Hospital Authority,
   4.00% - 20174 .................................    $   850,000   $   850,000

WASHINGTON - 14.9%
Washington Public Power Supply
   System Revenue Nuclear Project #2,
   6.30% - 2012 ..................................      1,000,000     1,134,120
King County, Washington Sewer
   Revenue, Series A,
   6.25% - 2034 ..................................      1,000,000     1,092,940
Island County, Washington School
   District South Whidbey,
   6.75% - 2007 ..................................      1,000,000     1,173,670
                                                                    ___________
                                                                      3,400,730
OTHER TERRITORIES - 4.8%
Puerto Rico Public Buildings Authority
   Guaranteed Public Education and
   Health Facilities, 5.70% - 2009 ...............      1,000,000     1,104,150

                                                                    ___________
Total investments - 109.6% .......................                   25,077,881
Liabilities, less cash and
   other assets, - (9.6%) ........................                   (2,203,110)
                                                                    ___________
Total net assets - 100.0% ........................                  $22,874,771
                                                                    ===========
                               SECURITY CASH FUND

COMMERCIAL PAPER
----------------
AEROSPACE/DEFENSE - 0.6%
Rockwell International Corporation,
   5.50%, 7-31-98 ................................    $   440,000   $   437,983

BROKERAGE - 9.9%
Bear Stearns Companies, Inc.,
   5.50%, 9-10-98 ................................      3,600,000     3,560,950
Merrill Lynch & Company, Inc., ...................      3,580,000
   5.50%, 7-02-98 ................................                      249,962
   5.53%, 9-23-98 ................................                      493,548
   5.53%, 9-25-98 ................................                      325,641
   5.52%, 10-30-98 ...............................                    2,453,616
                                                                    ___________
                                                                      7,083,717
BUSINESS SERVICES - 4.4%
General Electric Capital Corporation, ............      3,146,000
   5.53%, 7-30-98 ................................                    2,488,863
   5.50%, 9-02-98 ................................                      639,782
                                                                    ___________
                                                                      3,128,645

                            See accompanying notes.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 1998 (UNAUDITED)

                         SECURITY CASH FUND (CONTINUED)

                                                       PRINCIPAL         MARKET
COMMERCIAL PAPER (CONTINUED)                            AMOUNT            VALUE
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 18.3%
Carolina Power & Light Company, ..............       $1,671,000
   5.50%, 7-07-98 ............................                        $  470,568
   5.51%, 8-28-98 ............................                         1,189,347
Florida Power Corporation, ...................        3,010,000
   5.50%, 7-09-98 ............................                         2,037,507
   5.52%, 8-11-98 ............................                           963,902
Georgia Power Company,
   5.52%, 7-21-98 ............................        1,224,000        1,220,246
Idaho Power Company,
   5.50%, 7-10-98 ............................        2,300,000        2,296,838
New England Power Company, ...................        1,269,000
   5.52%, 7-17-98 ............................                           997,547
   5.55%, 7-24-98 ............................                           268,046
Progress Capital Holdings, Inc., .............        3,609,000
   5.52%, 7-08-98 ............................                         2,996,780
   5.52%, 7-16-98 ............................                           607,599
                                                                      __________
                                                                      13,048,380
ELECTRONICS - 5.2%
AVNET, Inc., .................................        3,700,000
   5.52%, 7-17-98 ............................                         2,493,867
   5.52%, 8-14-98 ............................                         1,191,904
                                                                      __________
                                                                       3,685,771
FOOD PROCESSING - 2.8%
General Mills, 5.49%, 7-13-98 ................        2,000,000        1,996,340

HARDWARE & TOOLS - 5.9%
Sherwin-Williams Company,
   5.50%, 8-14-98 ............................        1,000,000          993,278
Stanley Works, Inc.,
   5.51%, 7-28-98 ............................        3,230,000        3,216,652
                                                                      __________
                                                                       4,209,930
METALS & MINERALS - 2.9%
Aluminum Company of America,
   5.52%, 8-27-98 ..............................      2,100,000        2,081,646

NATURAL GAS - 9.4%
Consolidated Natural Gas Company, ..............      3,640,000
   5.50% 7-07-98 ...............................                       2,637,581
   5.53%, 7-16-98 ..............................                         997,696
Questar Corporation ............................      3,070,000
   5.60%, 7-02-98 ..............................                       2,549,603
   5.62%, 8-04-98 ..............................                         517,240
                                                                       _________
                                                                       6,702,120


                                                       PRINCIPAL         MARKET
COMMERCIAL PAPER                                        AMOUNT            VALUE
--------------------------------------------------------------------------------
NUCLEAR- 2.4%
Bayshore Fuel Company, .........................    $ 1,729,000
   5.50%, 7-17-98 ..............................                     $ 1,050,426
   5.55%, 8-27-98 ..............................                         670,060
                                                                     ___________
                                                                       1,720,486
PETROLEUM - 1.1%
Atlantic Richfield Company,
   5.53%, 8-07-98 ..............................        800,000          795,453

PHOTOGRAPH/IMAGING - 5.5%
EastmanKodak Company ...........................      3,920,000
   5.50%, 7-30-98 ..............................                       2,887,151
   5.51%, 8-03-98 ..............................                         696,471
   5.50%, 8-20-98 ..............................                         317,556
                                                                     ___________
                                                                       3,901,178
RECREATION - 2.8%
Carnival Corporation,
   5.54%, 7-27-98 ..............................      2,000,000        1,991,998

RETAIL - GROCERY - 5.1%
Winn-Dixie Stores, Inc., .......................      3,700,000
   5.50%, 7-28-98 ..............................                       1,400,194
   5.51%, 7-28-98 ..............................                       2,284,526
                                                                     ___________
                                                                       3,684,720
TELECOMMUNICATIONS - 2.1%
Bell Atlantic Network Funding
   Corporation, 5.50%, 7-07-98 .................      1,500,000        1,498,625

TOYS & SPORTING GOODS - 4.0%
Toys 'R' Us, ...................................      2,850,000
   5.51%, 7-06-98 ..............................                       2,098,393
   5.50%, 8-04-98 ..............................                         746,104
                                                                     ___________
                                                                       2,844,497
                                                                     ___________
Total commercial paper - 82.4% .................                      58,811,489

                            See accompanying notes.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 1998 (UNAUDITED)

                         SECURITY CASH FUND (CONTINUED)

                                                       PRINCIPAL         MARKET
U.S. GOVERNMENT & AGENCIES                              AMOUNT            VALUE
--------------------------------------------------------------------------------
FEDERAL FARM CREDIT BANKS - 2.8%
Federal Farm Credit Bank,
   5.50%, 9-01-98 ..............................     $ 2,000,000     $ 2,000,000

FEDERAL HOME LOAN BANKS - 8.4%
   5.53%, 2-26-99 ..............................       2,000,000       2,000,000
   5.625%, 3-12-99 .............................       2,000,000       2,000,000
   5.70%, 4-15-99 ..............................       2,000,000       2,000,000
                                                                     ___________
                                                                       6,000,000
SMALL BUSINESS ASSOCIATION POOLS - 6.0%
   #501927, 6.75%, 2017(2) .....................       1,543,267       1,557,831
   #502398, 6.125%, 2018(3) ....................         676,176         678,711
   #503152, 6.125%, 2020(3) ....................         736,513         736,513
   #503295, 6.00%, 2021(3) .....................         627,512         627,905
   #503303, 6.00%, 2021(3) .....................         685,168         685,597
                                                                     ___________
                                                                       4,286,557
                                                                     ___________
Total U.S. government & agencies -17.2% ........                      12,286,557
                                                                     ___________
Total investments - 99.6% ......................                      71,098,046
Cash and other assets,
   less liabilities - 0.4% .....................                         306,283
                                                                     ___________
Total net assets - 100.0% ......................                     $71,404,329
                                                                     ===========


The identified cost of investments owned at June 30, 1998, was the same for federal income tax and book purposes.

(1)Trust Preferred Securities - Securities issued by financial institutions to augment their Tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.

(2)Variable rate security which may be reset the first of each month.

(3)Variable rate security which may be reset the first of each quarter.

(4)Variable rate security which may be reset daily.

                             See accompanying notes.

--------------------------------------------------------------------------------

BALANCE SHEETS
--------------------------------------------------------------------------------
June 30, 1998

(Unaudited)


                                                                Security Income Fund
                                              --------------------------------------------------------
                                                                  U.S.       Limited         High         Security      Security
                                                Corporate     Government     Maturity        Yield     Municipal Bond     Cash
                                               Bond Series       Series     Bond Series      Series         Fund          Fund
                                              -------------------------------------------------------------------------------------
ASSETS
Investments, at value (identified cost
  $61,576,582, $14,731,853, $6,331,729,
  $8,528,333, $24,195,259, and
  $12,286,557, respectively) ............     $  63,645,498   $ 15,145,323   $ 6,451,520    $8,686,962  $25,077,881     $12,286,557
Commercial paper, at amortized cost which
  approximates market value .............                 -              -             -             -            -      58,811,489
Cash ....................................           105,378        230,016       105,577       101,546       67,482         239,973
Receivables:
  Fund shares sold ......................             8,214            867            92            36          255         159,670
  Securities sold .......................            40,200              -             -             -            -          28,543
  Interest ..............................           937,804        202,254       107,553       185,910      306,792         160,354
Prepaid expenses ........................            15,837         29,226        20,411         1,556       12,679          61,123
                                              -------------   ------------   -----------    ----------  -----------     -----------
            Total assets ................     $  64,752,931   $ 15,607,686   $ 6,685,153    $8,976,010  $25,465,089     $71,747,709
                                              =============   ============   ===========    ==========  ===========     ===========

LIABILITIES AND NET ASSETS
Liabilities:
  Payable for:
     Securities purchased ..................  $           -   $          -   $         -    $        -  $ 2,568,015     $         -
     Fund shares redeemed ..................         63,786            529             -             -            -           6,801
  Other Liabilities:
     Management fees .......................         28,320              -             -             -       10,209          33,101
     Custodian fees ........................          1,161            627         1,873           151            -           1,542
     Transfer and administration fees ......         16,742          7,331           980         2,084        3,018          12,903
     Professional fees .....................          4,881         11,020         2,807             -        1,813           5,017
     12b-1 distribution plan fees ..........         19,805          5,622         2,169         4,479        6,277               -
     Miscellaneous fees ....................          8,587          1,310         3,323         4,229          986         284,016
                                              -------------   ------------   -----------    ----------  -----------     -----------
        Total liabilities ..................        143,282         26,439        11,152        10,943    2,590,318         343,380
Net Assets:
  Paid in capital ..........................     75,251,642     16,114,999     6,562,519     8,660,013   23,067,224      71,404,329
  Undistributed net investment income ......         66,220          1,803         1,881         9,293       26,061               -
  Accumulated undistributed net realized
     gain (loss) on sale of investments ....    (12,777,129)      (949,025)      (10,190)      137,132   (1,101,136)              -
  Net unrealized appreciation
     in value of investments, futures,
     and foreign currency transactions .....      2,068,916        413,470       119,791       158,629      882,622               -
                                              -------------   ------------   -----------    ----------  -----------     -----------
                           Net assets ......     64,609,649     15,581,247     6,674,001     8,965,067   22,874,771      71,404,329
                                              -------------   ------------   -----------    ----------  -----------     -----------
            Total liabilities and net assets  $  64,752,931   $ 15,607,686  $  6,685,153    $8,976,010  $25,465,089     $71,747,709
                                              =============   ============   ===========    ==========  ===========     ===========

CLASS "A" SHARES
  Capital shares outstanding ..............       7,886,001      2,424,673       543,053       325,600    2,096,089      71,404,329
  Net assets ..............................   $  55,900,364   $ 11,779,245   $ 5,605,847    $5,125,007  $21,127,548     $71,404,329
Net asset value per share (net assets
   divided by shares outstanding) ...         $        7.09   $       4.86   $     10.32    $    15.74  $     10.08     $      1.00
Add: Selling commission (4.75% of the
   offering price) ..................                  0.35           0.24          0.51          0.78         0.50               -
                                              -------------   ------------   -----------    ----------  -----------     -----------
  Offering price per share (net asset value
     divided by 95.25%) ...................   $        7.44   $       5.10   $     10.83    $    16.52  $     10.58     $      1.00
                                              =============   ============   ===========    ==========  ===========     ===========


CLASS "B" SHARES
  Capital shares outstanding ..........           1,221,482        783,414       103,614       244,464      173,287              --
  Net assets ..........................       $   8,709,285   $  3,802,002   $ 1,068,154    $3,840,060  $ 1,747,223              --
  Net asset value per share (net assets
     divided by shares outstanding) ...       $        7.13   $       4.85   $     10.31    $    15.71  $     10.08              --
                                              =============   ============   ===========    ==========  ===========     ===========

                            See accompanying notes.

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED
JUNE 30, 1998
(UNAUDITED)


                                                          Security Income Fund
                                        -----------------------------------------------------------
                                                            U.S.           Limited          High           Security       Security
                                         Corporate       Government       Maturity          Yield       Municipal Bond      Cash
                                        Bond Series        Series        Bond Series       Series            Fund           Fund
                                        ------------------------------------------------------------------------------------------


Investment Income:

  Interest ............................ $ 2,262,987     $   336,294     $   241,027     $   401,711     $   596,761     $ 1,842,661

Expenses:
  Management fees .....................     157,911          24,606          16,563          27,447          58,770         163,513
  Custodian fees ......................       1,526           1,008           3,375           4,897             545           3,191
  Transfer/maintenance fees ...........      64,180          17,260           3,064          10,518           7,267          68,031
  Administration fees .................      28,424           4,429           2,982           4,117          10,579          14,716
  Directors' fees .....................       5,070             456             762           1,124           4,121           5,436
  Professional fees ...................       6,006           8,647           2,431           3,299           1,646           2,329
  Reports to shareholders .............       3,406             758           2,209              26           1,805           1,500
  Registration fees ...................      10,800           4,710          11,673           3,342          12,101          30,949
  Other expenses ......................       6,806            --              --              --             1,423            --
  12b-1 distribution plan fees ........     106,706          18,290          12,249          26,244          18,093            --
                                        ___________     ___________     ___________     ___________     ___________     ___________
                                            390,835          80,164          55,308          81,014         116,350         289,665
Less:  Earnings credits applied .......        --              --            (1,436)           --              (545)           --
       Reimbursement of expenses ......     (16,855)        (24,606)        (16,563)        (27,447)           (267)           --
                                        ___________     ___________     ___________     ___________     ___________     ___________
       Total expenses .................     373,980          55,558          37,309          53,567         115,538         289,665
                                        ___________     ___________     ___________     ___________     ___________     ___________
        Net investment income .........   1,889,007         280,736         203,718         348,144         481,223       1,552,996

Net realized and unrealized gain (loss):

  Net realized gain during the period on
     investments ......................     415,189          11,545          52,401         136,547         145,821            --
  Net change in unrealized appreciation
     (depreciation) during the period on
     investments ......................    (102,593)        102,329         (33,302)       (115,349)       (161,717)           --
                                        ___________     ___________     ___________     ___________     ___________     ___________

        Net gain (loss) ...............     312,596         113,874          19,099          21,198         (15,896)           --
                                        ___________     ___________     ___________     ___________     ___________     ___________
         Net increase in net assets
          resulting from operations ... $ 2,201,603     $   394,610     $   222,817     $   369,342     $   465,327     $ 1,552,996
                                        ===========     ===========     ===========     ===========     ===========     ===========


                            See accompanying notes.
--------------------------------------------------------------------------------
                                       25

                       STATEMENT OF CHANGES IN NET ASSETS
 ................................................................................
FOR THE SIX MONTHS ENDED
JUNE 30, 1998
(UNAUDITED)

                                                       Security Income Fund
                                         -------------------------------------------------
                                                                 U.S.           Limited           High           Security
                                             Corporate        Government        Maturity          Yield       Municipal Bond
                                            Bond Series         Series        Bond Series         Series           Fund
                                         -------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM
OPERATIONS:

Net investment income ..................   $   1,889,007    $     280,736    $     203,718    $     348,144    $     481,223
  Net realized gain ....................         415,189           11,545           52,401          136,547          145,821
  Unrealized appreciation (depreciation)
     during the period .................        (102,593)         102,329          (33,302)        (115,349)        (161,717)
                                           -------------    -------------    -------------    -------------    -------------
     Net increase in net assets
        resulting from operations ......       2,201,603          394,610          222,817          369,342          465,327

DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income
     Class A ...........................      (1,651,540)        (245,005)        (178,912)        (201,873)        (433,083)
     Class B ...........................        (193,451)         (37,692)         (27,022)        (136,978)         (25,031)
  Net realized gain
     Class A ...........................            --               --               --               --               --
     Class B ...........................            --               --               --                585             --
                                           -------------    -------------    -------------    -------------    -------------
        Total distributions to
            shareholders ...............      (1,844,991)        (282,697)        (205,934)        (338,266)        (458,114)

CAPITAL SHARE TRANSACTIONS (A):

  Proceeds from sale of shares
     Class A ...........................       5,019,533        1,855,616          193,181          409,025          653,306
     Class B ...........................       3,185,796          145,969           21,050          164,716          121,323
  Dividends reinvested
     Class A ...........................       1,210,341        4,251,225          161,469          201,217          252,133
                  Class B ..............         165,015        3,122,292           27,022          136,316           12,134
  Shares redeemed
     Class A ...........................      (7,130,647)      (2,066,588)        (252,029)        (678,720)      (1,736,780)
     Class B ...........................      (1,176,931)        (581,767)         (37,749)        (910,028)        (731,870)
                                           -------------    -------------    -------------    -------------    -------------
     Net increase (decrease)
        from capital share
        transactions ...................       1,273,107        6,726,747          112,944         (677,474)      (1,429,754)
                                           -------------    -------------    -------------    -------------    -------------
        Total increase (decrease)
           in net assets ...............       1,629,719        6,838,660          129,827         (646,398)      (1,422,541)

NET ASSETS:

  Beginning of period ..................      62,979,930        8,742,587        6,544,174        9,611,465       24,297,312
                                           -------------    -------------    -------------    -------------    -------------
  End of period ........................   $  64,609,649    $  15,581,247    $   6,674,001    $   8,965,067    $  22,874,771
                                           =============    =============    =============    =============    =============
Undistributed net investment income
  at end of period .....................   $      66,220    $       1,803    $       1,881    $       9,293    $      26,061
                                           =============    =============    =============    =============    =============
  (a) Shares issued and redeemed
      Shares sold
         Class A .......................         709,590        1,215,968           18,675           25,717           64,730
         Class B .......................         447,800          669,189            2,043           10,401           12,029
      Dividends reinvested
         Class A .......................         172,218           45,056           15,689           12,703           25,074
         Class B .......................          23,304            7,356            2,632            8,624            1,206
      Shares redeemed
         Class A .......................      (1,009,108)        (426,543)         (24,374)         (42,502)        (172,394)
         Class B .......................        (165,323)        (120,225)          (3,669)         (57,220)         (72,603)
                                           -------------    -------------    -------------    -------------    -------------
        Net increase (decrease) ........         178,481        1,390,801           10,996          (42,277)        (141,958)
                                           =============    =============    =============    =============    =============



                                              Security
                                                Cash
                                                Fund
                                           -------------
INCREASE IN NET ASSETS FROM
OPERATIONS:

Net investment income ..................   $   1,552,996
  Net realized gain ....................            --
  Unrealized appreciation (depreciation)
     during the period .................            --
                                           -------------
     Net increase in net assets
        resulting from operations ......       1,552,996

DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income
     Class A ...........................      (1,552,996)
     Class B ...........................            --
  Net realized gain
     Class A ...........................            --
     Class B ...........................            --
                                           -------------
        Total distributions to
            shareholders ...............      (1,552,996)

CAPITAL SHARE TRANSACTIONS (A):

  Proceeds from sale of shares
     Class A ...........................     105,000,245
     Class B ...........................            --
  Dividends reinvested
     Class A ...........................       1,427,964
     Class B ...........................            --
  Shares redeemed
     Class A ...........................     (92,464,665)
     Class B ...........................            --
                                           -------------
     Net increase (decrease)
        from capital share
        transactions ...................      13,963,544
                                           -------------
        Total increase (decrease)
           in net assets ...............      13,963,544

NET ASSETS:

  Beginning of period ..................      57,440,785
                                           -------------
  End of period ........................   $  71,404,329
                                           =============
Undistributed net investment income
  at end of period .....................   $        --
                                           =============
  (a) Shares issued and redeemed
      Shares sold
         Class A .......................     105,000,245
         Class B .......................            --
      Dividends reinvested
         Class A .......................       1,427,964
         Class B .......................            --
      Shares redeemed
         Class A .......................     (92,464,665)
         Class B .......................            --
                                           -------------
        Net increase (decrease) ........      13,963,544
                                           =============



                            See accompanying notes.

--------------------------------------------------------------------------------


     STATEMENT OF CHANGES IN NET ASSETS
 ...................................................................................................................................
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                 Security Income Fund
                                               ---------------------------------------------------
                                                                  U.S.          Limited         High        Security      Security
                                                  Corporate    Government      Maturity         Yield    Municipal Bond     Cash
                                                 Bond Series     Series       Bond Series      Series         Fund          Fund
                                               -------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS:


  Net investment income                        $  4,348,326    $   564,698    $   428,582   $   562,155   $   974,901  $  2,334,419
  Net realized gain (loss)                         (819,146)        17,807         14,159       159,295       230,930             -
  Unrealized appreciation (depreciation)
     during the period                            2,374,236        149,552         89,543       126,911       592,486             -
                                                -----------     ----------     ----------    ----------   -----------   -----------
     Net increase in net assets
        resulting from operations                 5,903,416        732,057        532,284       848,361     1,798,317     2,334,419

DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income
     Class A                                     (3,949,944)      (514,896)      (368,619)     (321,919)     (930,144)   (2,334,419)
     Class B                                       (403,170)       (46,196)       (56,487)     (241,725)      (47,364)
  Net realized gain
     Class A                                              -              -              -       (67,514)            -             -
     Class B                                              -              -              -       (57,795)            -             -
                                                -----------     ----------     ----------    ----------   -----------   -----------
        Total distributions to
            shareholders                         (4,353,114)      (561,092)      (425,106)     (688,953)     (977,508)   (2,334,419)

CAPITAL SHARE TRANSACTIONS (a):

  Proceeds from sale of shares
     Class A                                      7,162,943      1,566,140      1,371,189     2,272,583     2,482,623   234,698,276
     Class B                                      4,821,878        684,955        399,599     1,441,420     1,198,639             -
  Dividends reinvested
     Class A                                      2,918,082        427,733        329,483       389,121       493,192     2,203,684
     Class B                                        363,965         40,597         56,486       298,860        31,059             -
  Shares redeemed
     Class A                                    (28,343,679)    (2,531,194)    (1,243,300)     (358,981)   (5,087,737) (224,791,899)
     Class B                                     (6,157,206)      (314,008)      (175,370)      (90,052)     (455,776)            -
                                                -----------     ----------     ----------    ----------   -----------   -----------
     Net increase (decrease)
        from capital share
        transactions                            (19,234,017)      (125,777)       738,087     3,952,951    (1,338,000)   12,110,061
                                                -----------     ----------     ----------    ----------   -----------   -----------
        Total increase (decrease)
           in net assets                        (17,683,715)        45,188        845,265     4,112,359      (517,191)   12,110,061

NET ASSETS:

  Beginning of period                            80,663,645      8,697,399      5,698,909     5,499,106    24,814,503    45,330,724
                                                -----------     ----------     ----------    ----------   -----------   -----------
  End of period                                 $62,979,930     $8,742,587     $6,544,174    $9,611,465   $24,297,312   $57,440,785
                                                ===========     ==========     ==========    ==========   ===========   ===========

Undistributed net investment income
  at end of period                              $    22,204     $    3,764     $    4,097    $        -   $     2,952   $         -
                                                ===========     ==========     ==========    ==========   ===========   ===========
  (a) Shares issued and redeemed
      Shares sold
         Class A                                  1,036,267        329,947        136,018       146,171       251,471   234,698,276
         Class B                                    691,990        144,444         39,239        91,689       120,884             -
      Dividends reinvested

         Class A                                    425,158         90,953         32,458        24,910        49,419     2,203,684
         Class B                                     52,774          8,630          5,576        19,160         3,160             -
      Shares redeemed
         Class A                                 (4,129,146)      (535,552)      (122,325)      (22,867)     (519,951) (224,791,899)
         Class B                                   (886,785)       (66,308)       (17,298)       (5,669)      (46,659)            -
                                                -----------     ----------     ----------    ----------   -----------   -----------
        Net increase (decrease)                  (2,809,742)       (27,886)        73,668       253,394      (141,676)   12,110,061
                                                ===========     ==========     ==========    ==========   ===========   ===========

                            See accompanying notes.
 ------------------------------------------------------------------------------
                                       27

      FINANCIAL HIGHLIGHTS
 ...............................................................................
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

CORPORATE BOND SERIES (CLASS A)


                                                                   Fiscal Period Ended December 31
                                          ---------------------------------------------------------------------------------
                                          1998 (d)(h)     1997(d)      1996(d)(f)    1995(d)(f)        1994           1993
                                          -----------     -------      ----------    ----------        ----           ----
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....      $7.05        $6.87          $7.39         $6.68          $7.81          $7.72
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...................       0.21         0.45           0.47          0.47           0.49           0.52
Net Gain (Loss) on Securities
  (realized & unrealized)...............       0.04         0.19          (0.52)         0.71          (1.13)          0.52
                                             ------       ------         ------        ------         ------         ------
Total from Investment Operations........       0.25         0.64          (0.05)         1.18          (0.64)          1.04
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)..      (0.21)       (0.46)         (0.47)        (0.47)         (0.49)         (0.53)
Distributions (from Capital Gains)......          -            -              -             -              -          (0.42)
                                             ------       ------         ------        ------         ------         ------
  Total Distributions...................      (0.21)       (0.46)         (0.47)        (0.47)         (0.49)         (0.95)
                                             ------       ------         ------        ------         ------         ------
NET ASSET VALUE END OF PERIOD...........      $7.09        $7.05          $6.87         $7.39          $6.68          $7.81
                                             ------       ------         ------        ------         ------         ------
TOTAL RETURN (A)........................        3.6%         9.7%         (0.5%)         18.2%         (8.3%)          13.4%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)....    $55,900      $56,487        $73,360       $93,701        $90,593       $118,433
Ratio of Expenses to Average Net Assets.       1.10%        1.07%          1.01%         1.02%          1.01%          1.02%
Ratio of Net Investment Income (Loss)
  to Average Net Assets.................       6.07%        6.50%          6.54%         6.62%          6.91%          6.46%
Portfolio Turnover Rate.................         75%         120%           292%          200%           204%           157%


CORPORATE BOND SERIES (CLASS B)

                                                                   Fiscal Period Ended December 31
                                          ---------------------------------------------------------------------------------
                                          1998 (d)(h)    1997(c)(d)   1996(c)(d)(f) 1995(c)(d)(f)     1994(c)       1993(b)
                                          -----------    ----------   ------------- -------------     -------       -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....      $7.09        $6.90          $7.43        $ 6.71         $ 7.84          $8.59
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income...................       0.18         0.40           0.40          0.40           0.43           0.11
Net Gain (Loss) on Securities
  (realized & unrealized)...............       0.04         0.19          (0.52)         0.73          (1.13)         (0.32)
                                             ------       ------         ------        ------         ------         ------
Total from Investment Operations........       0.22         0.59          (0.12)         1.13          (0.70)         (0.21)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)..      (0.18)       (0.40)         (0.41)        (0.41)         (0.43)         (0.11)
Distributions (from Capital Gains)......          -           -               -             -              -          (0.43)
                                             ------       ------         ------        ------         ------         ------
  Total Distributions...................      (0.18)       (0.40)         (0.41)        (0.41)         (0.43)         (0.54)
                                             ------       ------         ------        ------         ------         ------
NET ASSET VALUE END OF PERIOD...........      $7.13        $7.09          $6.90         $7.43          $6.71          $7.84
                                             ======       ======         ======        ======         ======         ======
TOTAL RETURN(A).........................        3.2%         8.7%          (1.4%)        17.3%          (9.0%)         (2.5%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)....     $8,709       $6,493         $7,303        $5,743         $3,878         $1,022
Ratio of Expenses to Average Net Assets.       1.85%       1.85%           1.85%         1.85%          1.85%          1.88%
Ratio of Net Investment Income (Loss)
  to Average Net Assets.................       5.32%       5.72%           5.70%         5.80%          6.08%          5.16%
Portfolio Turnover Rate.................         75%        120%            292%          200%           204%           164%



                            See accompanying notes.

--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS
 ...............................................................................
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

U.S. GOVERNMENT SERIES (CLASS A)

                                                                      Fiscal Period Ended December 31
                                        --------------------------------------------------------------------------------------------
                                        1998 (c)(d)(f)(h)   1997(c)(d)(f)   1996(c)(d)(f)    1995(c)(d)(f)     1994(c)      1993(c)
                                        -----------------   -------------   -------------    -------------     -------      -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD....        $4.81           $4.71           $4.97             $4.35          $4.97        $5.04
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..................         0.14            0.32            0.31              0.30           0.30         0.31
Net Gain (Loss) on Securities
  (realized & unrealized)..............         0.05            0.10           (0.26)             0.62          (0.62)        0.27
                                              ------          ------         -------            ------         ------       ------
Total from Investment Operations.......         0.19            0.42            0.05              0.92          (0.32)        0.58
LESS DISTRIBUTIONS
Dividends (from Net Investment Income).        (0.14)          (0.32)          (0.31)            (0.30)         (0.30)       (0.31)
Distributions (from Capital Gains).....            -               -               -                 -              -        (0.34)
                                              ------          ------         -------            ------         ------       ------
  Total Distributions..................        (0.14)          (0.32)          (0.31)            (0.30)         (0.30)       (0.65)
                                              ------          ------         -------            ------         ------       ------
NET ASSET VALUE END OF PERIOD..........        $4.86           $4.81           $4.71             $4.97          $4.35        $4.97
                                              ======          ======         =======            ======         ======       ======
TOTAL RETURN (A).......................          4.0%            9.2%            1.3%             21.9%          (6.5%)       10.9%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)...      $11,779          $7,652          $8,036           $10,080         $8,309       $10,098
Ratio of Expenses to Average Net Assets         0.85%           0.60%           0.65%             1.11%          1.10%        1.10%
Ratio of Net Investment Income (Loss)
  to Average Net Assets................         5.01%           6.10%           6.44%             6.41%          6.47%        5.90%
Portfolio Turnover Rate................           27%             39%             75%               81%           220%         153%


U.S. GOVERNMENT SERIES (CLASS B)

                                                                      Fiscal Period Ended December 31
                                        --------------------------------------------------------------------------------------------
                                          1998 (c)(d)(h)      1997(c)(d)   1996(c)(d)(f)    1995(c)(d)(f)     1994(c)    1993(b)(c)
                                        -----------------   -------------   -------------    -------------     -------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD....        $4.80           $4.71           $4.97             $4.35          $4.97        $5.51
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..................         0.14            0.26            0.25              0.26           0.26         0.04
Net Gain (Loss) on Securities
  (realized & unrealized)..............         0.02            0.10           (0.25)             0.63          (0.62)       (0.19)
                                              ------          ------         -------            ------         ------       ------
Total from Investment Operations.......         0.16            0.36           (0.00)             0.89          (0.36)       (0.15)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income).        (0.11)          (0.27)          (0.26)            (0.27)         (0.26)       (0.04)
Distributions (from Capital Gains).....            -               -               -                 -              -        (0.35)
                                              ------          ------         -------            ------         ------       ------
  Total Distributions..................        (0.11)          (0.27)          (0.26)            (0.27)         (0.26)       (0.39)
                                              ------          ------         -------            ------         ------       ------
NET ASSET VALUE END OF PERIOD..........        $4.85           $4.80           $4.71             $4.97          $4.35        $4.97
                                              ======          ======         =======            ======         ======       ======
TOTAL RETURN (A).......................          3.4%            7.9%         (0.02%)             20.9%          (7.4%)       (1.4%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)...       $3,802          $1,091            $661              $582           $321         $140
Ratio of Expenses to Average Net Assets         1.65%           1.68%           1.86%             1.87%          1.85%        1.61%
Ratio of Net Investment Income (Loss)
  to Average Net Assets................         4.40%           5.02%           5.23%             5.69%          5.76%        5.54%
Portfolio Turnover Rate................           27%             39%             75%               81%           220%         114%



                            See accompanying notes.
--------------------------------------------------------------------------------


     FINANCIAL HIGHLIGHTS
 ................................................................................................................
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

LIMITED MATURITY BOND SERIES (CLASS A)

                                                                 Fiscal Period Ended December 31
                                                 --------------------------------------------------------------------
                                                 1998 (c)(d)(f)(h)  1997 (c)(d)(f)  1996 (c)(d)(f)  1995 (c)(d)(e)(f)
                                                 --------------------------------------------------------------------
Net Asset Value Beginning of Period                   $ 10.30          $ 10.14         $ 10.66           $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.........................           0.31             0.72            0.72              0.62
Net Gain (Loss) on Securities
  (realized & unrealized).....................           0.03             0.16           (0.51)             0.65
                                                      -------          -------         -------           -------
Total from Investment Operations..............           0.34             0.88            0.21              1.27
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)........          (0.32)           (0.72)          (0.72)            (0.61)
Distributions (from Capital Gains)                          -                -               -                 -
Return of Capital.............................              -                -           (0.01)                -
                                                      -------          -------         -------           -------
  Total Distributions.........................          (0.32)           (0.72)          (0.73)            (0.61)
                                                      -------          -------         -------           -------
NET ASSET VALUE END OF PERIOD.................        $ 10.32          $ 10.30         $ 10.14           $ 10.66
                                                      =======          =======         =======           =======
TOTAL RETURN (a)..............................            3.5%             9.0%            2.1%             13.0%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)..........        $ 5,606          $ 5,490         $ 4,938           $ 3,322
Ratio of Expenses to Average Net Assets.......           1.03%            0.55%           0.90%             0.84%
Ratio of Net Investment Income (Loss)
 to Average Net Assets.......................            6.29%            7.10%           6.97%             5.97%
Portfolio Turnover Rate.......................             91%              76%            105%                4%


LIMITED MATURITY BOND SERIES (CLASS B)

                                                                 Fiscal Period Ended December 31
                                                 --------------------------------------------------------------------
                                                 1998 (c)(d)(f)(h)  1997 (c)(d)(f)  1996 (c)(d)(f)  1995 (c)(d)(e)(f)
                                                 --------------------------------------------------------------------
PER SHARE DATA
Net Asset Value Beginning of Period...........        $ 10.27          $ 10.14         $ 10.67           $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.......................           0.27             0.61            0.63              0.53
  Net Gain (Loss) on Securities
     (realized & unrealized)..................           0.03             0.14           (0.52)             0.66
                                                      -------          -------         -------           -------
  Total from Investment Operations............           0.30             0.75            0.11              1.19
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)........          (0.26)           (0.62)          (0.63)            (0.52)
Distributions (from Capital Gains)                          -                -               -                 -
Return of Capital.............................              -                -           (0.01)                -
                                                      -------          -------         -------           -------
Total Distributions...........................          (0.26)           (0.62)          (0.64)            (0.52)
                                                      -------          -------         -------           -------
NET ASSET VALUE END OF PERIOD.................        $ 10.31          $ 10.27         $ 10.14           $ 10.67
                                                      =======          =======         =======           =======
TOTAL RETURN (a)..............................            3.0%             7.7%            1.1%             12.2%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)..........        $ 1,068          $ 1,054         $   761           $   752
Ratio of Expenses to Average Net Assets.......           1.89%            1.50%           1.88%             1.71%
Ratio of Net Investment Income (Loss)
 to Average Net Assets........................           5.43%            6.15%           5.99%             5.12%
Portfolio Turnover Rate.......................             91%              76%            105%                4%


                            See accompanying notes.
------------------------------------------------------------------------------
                                       30


     FINANCIAL HIGHLIGHTS
 ................................................................................................................
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

HIGH YIELD SERIES (CLASS A)
                                                           Fiscal Period Ended December 31
                                                 -------------------------------------------------
                                                 1998 (c)(d)(h)      1997(c)(d)      1996(c)(d)(g)
                                                 -------------------------------------------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD...........       $15.71            $15.32           $15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.........................         1.27              1.25             0.45
Net Gain (Loss) on Securities
  (realized & unrealized).....................        (0.62)             0.60             0.32
                                                     -------           -------          ------
     Total from Investment Operations.........         0.65              1.85             0.77
LESS DISTRIBUTIONS
DIvidends (from Net Investment Income)........        (0.62)            (1.25)           (0.45)
Distributions (from Capital Gains)............           -              (0.21)              -
                                                     -------           -------          ------
  Total Distributions.........................        (0.62)            (1.46)           (0.45)
                                                     -------           -------          ------
NET ASSET VALUE END OF PERIOD.................       $15.74            $15.71           $15.32
                                                     =======           =======          ======
TOTAL RETURN (a)..............................         4.2%             12.6%             5.2%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)..........       $5,125            $5,179           $2,780
Ratio of Expenses to Average Net Assets.......         0.78%             0.87%            1.54%
Ratio of Net Investment Income (Loss)
 to Average Net Assets........................         8.00%             8.14%            7.47%
Portfolio Turnover Rate.......................          144%               87%             168%

HIGH YIELD SERIES (CLASS B)

                                                           Fiscal Period Ended December 31
                                                 -------------------------------------------------
                                                 1998 (c)(d)(h)      1997(c)(d)      1996(c)(d)(g)
                                                 -------------------------------------------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD...........       $15.68            $15.32           $15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.........................         1.12              1.10             0.41
Net Gain (Loss) on Securities
  (realized & unrealized).....................        (0.54)             0.59             0.32
                                                     -------           -------          ------

Total from Investment Operations..............         0.58              1.69             0.73
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)........        (0.55)            (1.12)           (0.41)
Distributions (from Capital Gains)............           -              (0.21)              -
                                                     -------           -------          ------
  Total Distributions.........................        (0.55)            (1.33)           (0.41)
                                                     -------           -------          ------
NET ASSET VALUE END OF PERIOD.................       $15.71            $15.68           $15.32
                                                     =======           =======          ======
TOTAL RETURN (A)..............................          3.8%             11.5%             4.9%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)..........       $3,840            $4,432           $2,719
Ratio of Expenses to Average Net Assets.......         1.68%             1.80%            2.26%
Ratio of Net Investment Income (Loss)
 to Average Net Assets........................         7.10%             7.21%            6.74%
Portfolio Turnover Rate.......................          144%               87%             168%


                            See accompanying notes.
-----------------------------------------------------------------------------
                                       31

     FINANCIAL HIGHLIGHTS
 ................................................................................
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY MUNICIPAL BOND FUND (CLASS A)
                                                                         FISCAL PERIOD ENDED DECEMBER 31
                                              -------------------------------------------------------------------------------------
                                              1998 (c)(d)(f)(h)  1997 (c)(d)   1996 (c)(d)(f)  1995 (c)(d)(f)    1994        1993
                                              -----------------  -----------   --------------  --------------    ----        ----
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD...........      $10.08           $9.72          $9.94           $9.05        $10.37     $10.06
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.........................        0.21            0.42           0.45            0.48          0.47       0.51
Net Gain (Loss) on Securities
  (realized & unrealized).....................       (0.01)           0.36          (0.21)           0.89         (1.32)      0.70
                                                    ------          ------          -----           -----         -----     ------
Total from Investment Operations..............        0.20            0.78           0.24            1.37         (0.85)      1.21

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)........       (0.20)          (0.42)         (0.46)          (0.48)        (0.47)     (0.51)
Distributions (from Capital Gains)............         -               -              -               -             -        (0.39)
                                                    ------          ------          -----           -----         -----     ------
  Total Distributions.........................       (0.20)          (0.42)         (0.46)          (0.48)        (0.47)     (0.90)
                                                    ------          ------          -----           -----         -----     ------
NET ASSET VALUE END OF PERIOD.................      $10.08          $10.08          $9.72           $9.94         $9.05     $10.37
                                                    ======          ======          =====           =====         =====     ======

TOTAL RETURN (a)..............................         2.0%            8.3%           2.5%           15.5%        (8.3%)      11.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)..........     $21,128         $21,953        $23,304         $25,026       $24,092    $32,115
Ratio of Expenses to Average Net Assets.......        0.90%           0.82%          0.78%           0.86%         0.82%      0.82%
Ratio of Net Investment Income (Loss)
  to Average Net Assets.......................        4.18%           4.29%          4.67%           5.02%         4.74%      4.92%
Portfolio Turnover Rate.......................          84%             48%            54%            103%           88%       118%

SECURITY MUNICIPAL BOND FUND (CLASS B)
                                                                         FISCAL PERIOD ENDED DECEMBER 31
                                              -------------------------------------------------------------------------------------
                                              1998 (c)(d)(f)(h)  1997 (c)(d)   1996 (c)(d)(f)  1995 (c)(d)(f)   1994 (c)   1993 (b)
                                              -----------------  -----------   --------------  --------------   --------   --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD...........      $10.08           $9.73          $9.95           $9.05        $10.37     $10.88
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.........................        0.14            0.29           0.33            0.37          0.35       0.10
Net Gain (Loss) on Securities
  (realized & unrealized).....................           -            0.37          (0.21)           0.90         (1.32)     (0.13)
                                                    ------          ------          -----           -----         -----     ------
Total from Investment Operations..............        0.14            0.66           0.12            1.27         (0.97)     (0.03)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)........       (0.14)          (0.31)         (0.34)          (0.37)        (0.35)     (0.09)
Distributions (from Capital Gains)............         -               -              -               -             -        (0.39)
                                                    ------          ------          -----           -----         -----     ------
  Total Distributions.........................       (0.14)          (0.31)         (0.34)          (0.37)        (0.35)     (0.48)
                                                    ------          ------          -----           -----         -----     ------
NET ASSET VALUE END OF PERIOD.................      $10.08          $10.08          $9.73           $9.95         $9.05     $10.37
                                                    ======          ======          =====           =====         =====     ======

TOTAL RETURN (a)..............................         1.4%            6.9%           1.2%           14.3%        (9.5%)     (0.2%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)..........      $1,747          $2,344         $1,510          $1,190          $760       $106
Ratio of Expenses to Average Net Assets.......        2.00%           2.00%          2.01%           2.00%         2.00%      2.89%
Ratio of Net Investment Income (Loss)
  to Average Net Assets.......................        3.08%           3.11%          3.44%           3.90%         3.50%      2.71%
Portfolio Turnover Rate.......................          84%             48%            54%            103%           88%        90%





                            See accompanying notes.
--------------------------------------------------------------------------------

     FINANCIAL HIGHLIGHTS
 ................................................................................
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY CASH FUND
                                                                           FISCAL PERIOD ENDED DECEMBER 31
                                                  ----------------------------------------------------------------------------------
                                                  1998 (d)(h)    1997 (d)     1996 (c)(d)(f)  1995 (c)(d)(f)     1994       1993 (c)
                                                  -----------    --------     --------------  --------------     ----       --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD...............  $  1.00      $  1.00         $  1.00         $  1.00       $  1.00      $  1.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.............................     0.02         0.05            0.05            0.05          0.03         0.02
Net Gain (Loss) on Securities
  (realized & unrealized)                                 -            -               -               -             -            -
                                                    -------      -------         -------         -------       -------      -------
Total from Investment Operations..................     0.02         0.05            0.05            0.05          0.03         0.02

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)............    (0.02)       (0.05)          (0.05)          (0.05)        (0.03)       (0.02)
Distributions (from Capital Gains)                        -            -               -               -             -            -
                                                    -------      -------         -------         -------       -------      -------
  Total Distributions.............................    (0.02)       (0.05)          (0.05)          (0.05)        (0.03)       (0.02)
                                                    -------      -------         -------         -------       -------      -------
NET ASSET VALUE END OF PERIOD.....................  $  1.00      $  1.00         $  1.00         $  1.00       $  1.00      $  1.00
                                                    =======      =======         =======         =======       =======      =======
TOTAL RETURN (a)..................................      2.4%         4.9%            4.6%            5.0%          3.4%         2.4%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)..............  $71,404      $57,441         $45,331         $38,158       $58,102      $71,870
Ratio of Expenses to Average Net Assets...........     0.89%        0.90%           1.01%           1.00%         0.96%        1.00%
Ratio of Net Investment Income (Loss)
  to Average Net Assets...........................     4.70%        4.80%           4.47%           5.00%         3.24%        2.28%

(a) Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charges paid at time of redemption.
(b) Class "B" shares were initially issued on October 19, 1993. Percentage amounts for the period, except total return, have been annualized.
(c) Fund expenses were reduced by the Investment Manager and expense ratios absent such reimbursement would have been as follows:

                                                   1993      1994      1995       1996      1997       1998
                                                   ----      ----      ----       ----      ----       ----
         Corporate Bond Series    Class B            --      2.00%     2.19%      2.05%     2.10%      2.29%
         U.S. Government Series   Class A          1.20%     1.20%     1.22%      1.17%     1.06%      1.28%
                                  Class B          1.75%     2.91%     3.70%      3.26%     2.14%      2.51%
         Limited Maturity         Class A            --        --      1.04%      1.40%     1.04%      1.53%
            Bond Series           Class B            --        --      2.12%      2.60%     1.99%      2.82%
         High Yield Series        Class A            --        --        --       2.11%     1.44%      1.38%
                                  Class B            --        --        --       2.83%     2.37%      2.28%
         Municipal Bond Fund      Class A            --        --      0.86%      0.78%     0.83%      0.90%
                                  Class B            --      2.32%     2.45%      2.19%     2.00%      2.04%
         Cash Fund                                 1.03%       --      1.04%      1.01%       --         --

(d) Net investment income was computed using the average month-end shares outstanding throughout the period.
(e) Security Limited Maturity Bond Series was initially capitalized on January 17, 1995, with a net asset value of $10 per share. Percentage amounts for period have been annualized, except for total return.
(f) Expense ratios, including reimbursements, were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:

                                                   1995      1996      1997       1998
                                                   ----      ----      ----       ----
         Corporate Bond Series    Class A          1.02%     1.01%       --         --
                                  Class B          1.85%     1.85%       --         --
         U.S. Government Series   Class A          1.10%     0.64%       --         --
                                  Class B          1.85%     1.85%       --         --
         Limited Maturity         Class A          0.81%     0.87%     0.51%      0.99%
            Bond Series           Class B          1.65%     1.85%     1.46%      1.85%
         Municipal Bond Fund      Class A          0.85%     0.77%     0.83%      0.90%
                                  Class B          2.00%     2.00%     2.00%      2.00%
         Cash Fund                                 1.00%     1.00%     1.00%      0.89%

(g) Security High Yield Series was initially capitalized on August 15, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.
(h) Unaudited figures for the six months ended June 30, 1998. Percentage amounts for the period, except total return have been annualized.




                            See accompanying notes.
--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
 ...............................................................................

June 30, 1998
(Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES
   Security Income Fund, Security Municipal Bond Fund (formerly Security Tax-Exempt Fund) and Security Cash Fund (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Income Fund are currently issued in multiple series, with each series, in effect, representing a separate Fund. The Income Fund is required to account for each series separately and to allocate general expenses to each series based on the net asset value of each series. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed. The Funds began offering an additional class of shares ("B" shares) on October 19, 1993. The shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge.
The  following is a       summary  of the significant  accounting  policies
followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.
   A. SECURITY  VALUATION -  Valuations  of Income  Funds' and  Municipal  Bond
Fund's  securities  are  supplied by    pricing  services  approved  by the
Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Funds' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service.
   Cash Fund, by approval of the Board of Directors, utilizes the amortized cost method for valuing portfolio securities, whereby all investments are valued by reference to their acquisition cost as adjusted for amortization of premium or accretion of discount.
   B. OPTIONS - The High Yield Series may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively (and the writer the obligation to sell or purchase), a security at a specified price, until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.
   The premium received for a written option is recorded as an asset, with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuation in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.
   C.SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized, except Security Tax-Exempt Fund which amortizes premiums.
   D.DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to the recharacterization of foreign currency gains and losses.
   E.TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.
   F.EARNINGS CREDITS - Under the fee schedule with the custodian, the Funds earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the statement of operations do not reflect the reduction in expense from the related earnings credits.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
   Management fees are payable to Security Management Company, LLC (SMC) under investment advisory contracts at an annual rate of .50 of 1% of the average net assets of each fund, except for the High Yield Series which fees are .60 of 1% of the average net assets of the Series. The Investment Manager pays Salomon Brothers Asset Management, Inc., an annual fee equal to
 .22% of the average daily net assets of Security Municipal Bond Fund for management services provided to the Fund. The investment advisory contract for Income Fund provides that the total annual expenses of each Series of the Fund (including management fees and custodian fees net of earnings credits, but excluding interest, taxes, brokerage commissions, extraordinary expenses and distribution fees paid under the Class B distribution plan) will not exceed the level of expenses which Income Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale. For the six month period ended June 30, 1998, SMC agreed to limit the total expenses of Corporate Bond Series, U.S. Government Series and Limited Maturity Bond Series to an annual rate of 1.1% of the average daily net asset value of Class A shares and 1.85% of Class B shares of each respective Series. SMC also agreed to limit the total expenses of the High Yield Series to 2.0% for Class A Shares and 2.75% for Class B shares. In addition, SMC agreed to waive all of the management fees for the U.S.

--------------------------------------------------------------------------------

 ................................................................................

Government Series, Limited Maturity Bond Series and the High Yield Series until December 31, 1998. The investment advisory contract for Municipal Bond and Cash Funds provides that the total annual expenses of the Funds net of custodian fee earnings credits will not exceed an amount equal to an annual rate of 1.0% of the average net assets of Class A shares and 2.0% of Class B shares of the Municipal Bond Fund as calculated on a daily basis.
   The Funds have entered into contracts with SMC for transfer agent services and certain other administrative services which SMC provides to the Funds. SMC is paid an annual fixed charge per account and shareholder and dividend transaction fees.
   As the administrative agent for the Funds, SMC performs administrative functions, such as regulatory filings, bookkeeping, accounting and pricing functions for the Funds. For this service SMC receives on an annual basis, a fee of .09% of the average daily net assets of Corporate Bond Series, U.S. Government Series, Limited Maturity Bond Series, High Yield Series, and Municipal Bond Fund and .045% of the average daily net assets of Cash Fund calculated daily and payable monthly.
   Income and Municipal Bond Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of Class B shares. Class A shares of Income Fund and Municipal Bond Fund incur 12b-1 distribution fees at an annual rate of .25% of the average net assets of each Series.
   Security Distributors, Inc. (SDl), a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company, is national distributor for Income and Municipal Bond Funds. SDI received net underwriting commissions on sales of Class A shares and contingent deferred sales charges (CDSC) on redemptions occurring within 5 years of the date of purchase of Class B shares, after allowances to brokers and dealers for the six month period ended June 30, 1998, in the amounts presented below:

                    Corporate    U.S.      Limited   High   Municipal
                      Bond    Government  Maturity   Yield    Bond
                     Series     Series     Series   Series    Fund
                    ________  __________  ________  ______   _______
SDI underwriting
     (Class A)      $ 3,118     $2,101     $  371   $  507    $2,291
CDSC (Class B)      $ 9,715     $1,614     $  124   $ (694)   $4,926
Broker/Dealer
     (Class A)      $12,563     $9,197     $1,861   $2,175    $5,667
Broker/Dealer
     (Class B)      $14,712     $4,581     $  846   $5,612    $3,682

   Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.


3. INVESTMENT TRANSACTIONS
   Investment transactions for the six month period ended June 30,1998, (excluding overnight investments and short-term debt securities) were as follows:

                 Corporate       U.S.       Limited         High      Municipal
                   Bond       Government   Maturity         Yield       Bond
                  Series        Series      Series         Series       Fund
                 ________     __________   ________        ______      _______
Purchases       $25,227,918   $7,727,945   $3,067,521    $6,473,973  $11,303,413
Proceeds from
    sales       $23,557,207   $1,299,703   $2,985,660    $7,015,378  $9,884,965

4. FEDERAL INCOME TAX MATTERS
   The amounts of unrealized appreciation (depreciation) as of June 30, 1998, were as follows:

                     Corporate      U.S.     Limited      High     Municipal
                       Bond      Government Maturity     Yield       Bond
                      Series       Series    Series      Series      Fund
                    ----------   --------   --------    --------   --------
Gross unrealized
  appreciation      $2,134,121   $419,240   $130,175    $223,224   $904,367
Gross unrealized
  depreciation         (65,205)    (5,770)   (10,384)    (64,595)   (21,745)
                    ----------   --------   --------    --------   --------
Net unrealized
  appreciation      $2,068,916   $413,470   $119,791    $158,629   $882,622

--------------------------------------------------------------------------------

                      This page left intentionally blank.















--------------------------------------------------------------------------------

THE SECURITY GROUP OF
MUTUAL FUNDS

Security Growth and Income Fund

Security Equity Fund

    *  Equity Series

    *  Global Series

    *  Asset Allocation Series

    *  Social Awareness Series

    *  Value Series

    *  Small Company Series

Security Ultra Fund

Security Income Fund

    *  Corporate Bond Series

    *  U.S. Government Series

    *  Limited Maturity Bond Series

    *  High Yield Series

Security Municipal Bond Fund

Security Cash Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maynard F. Oliverius
Maria Fiorini Ramirez (Income Fund only)
James R. Schmank

OFFICERS

John D. Cleland, President
James R. Schmank, Vice President
Mark E. Young, Vice President
Steven M. Bowser, Vice President
Michael A. Peterson, Vice President
Thomas A. Swank, Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Treasurer and Assistant Secretary






-----------------------------------                      -------------------

[logo] SECURITY DISTRIBUTORS, INC.                             BULK RATE
                                                           U.S. POSTAGE PAID
-----------------------------------                         PERMIT NO. 941
                                                              CHICAGO, IL
                                                         -------------------
700 SW Harrison St.
Topeka, KS 66636-0001
(785) 431-3127
(800) 888-2461